                                                                   EXHIBIT 10.13

Certain confidential information has been omitted from this Exhibit 10.13 pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission. The omitted information is indicated by the symbol "***" at each place in this Exhibit 10.13 where the omitted information appeared in the original.


23rd April 2001                   CONFIDENTIAL                    LEX-TLA-1951-G

This TECHNOLOGY LICENSE AGREEMENT (the "Agreement") is made the 23rd day of April 2001 (the "Effective Date")

BETWEEN

ARM LIMITED, whose registered office is situated at 110 Fulbourn Road, Cambridge CB1 9NJ England ("ARM")

and

MARVELL INTERNATIONAL LIMITED whose registered office is situated at Richmond House, 3rd Floor, 12 Par-la-Ville Road, P.O. Box HM 1022, Hamilton HK DX Bermuda ("LICENSEE")

ARM and LICENSEE are each also a "party" hereunder and collectively are the "parties" hereunder.

WHEREAS


ARM is the owner of certain Intellectual Property, Intellectual Property Derivatives, and the know-how to manufacture the ARM946E-S Core, ARM966E-S Core and ETM9 Macrocell as such terms are defined below.

LICENSEE has requested ARM, and ARM has agreed, to license LICENSEE to manufacture and distribute ARM Compliant Products as defined herein and thereby to make use of certain portions of the Intellectual Property and Intellectual Property Derivatives as set forth in this Agreement.

Therefore, in consideration of the mutual representations, warranties, covenants, and other terms and conditions contained herein, the parties agree as follows:


1.     Definitions

1.1 "ARM CORE" shall mean either or both as the context admits of; (i) the ARM946E-S Core; and (ii) the ARM966E-S Core.

1.2 "ARM946E-S CORE" shall mean the core as described and identified in the ARM946E-S Core Technical Reference Manual: DDI-0155 as set forth in
       Schedule 1, Section 2, Part A of this Agreement.

1.3 "ARM946E-S CORE TRANSFER MATERIALS" shall mean that technical information with respect to the ARM946E-S Core as set forth in Schedule 1, Section 2 of this Agreement, and subject to the payment of the Core and Macrocell Maintenance Fees (as defined in Clause 8.3) any Updates thereto.

1.4 "ARM966E-S CORE" shall mean the ARM966E-S Core as described and identified in the ARM datasheet numbered ARM DDI 0164.

1.5 "ARM966E-S CORE TRANSFER MATERIALS" shall mean that technical information with respect to the ARM966E-S Core as set forth in Schedule 1, Section 3 of this Agreement and subject to the payment of the Core and Macrocell Maintenance Fees (as defined in Clause 8.3) any Updates thereto.

1.6 "ARM COMPLIANT PRODUCT" or "ACP" shall mean any single silicon chip developed by LICENSEE or a Subsidiary (subject to Section 2.4), provided that such single silicon chip:

       (i)    contains a Microarchitecture Compliant Core licensed from ARM; and

       (ii) contains additional LICENSEE circuitry, which adds significant functionality.

1.7 "ARMV5TE INSTRUCTION SETS" shall mean the instruction sets as are described and identified in the ARM Architecture Reference Manual: ARM DDI-0100E and such Updates thereto as ARM may from time to time release.

The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***"


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23rd April 2001                   CONFIDENTIAL                    LEX-TLA-1951-G

1.8 "AUTHORIZED DISTRIBUTOR" shall mean those distributors, resellers, or sales representatives appointed, in writing, by LICENSEE.

1.9 "AVERAGE SALE PRICE" or "ASP" shall mean the average price per unit received by LICENSEE for a particular ARM Compliant Product calculated by taking the invoice price charged at arm's length negotiation terms by LICENSEE or any Subsidiary in the sale or distribution of any ARM Compliant Product (excluding Test Chips defined in Section 3 and excluding returned products), less any (i) value added, turnover, import, or other tax, duty, or tariff payable thereon and (ii) freight and insurance costs incurred (in so far as such value added, turnover, import, or other tax, duty, tariff, freight and insurance costs are charged in the sale of such ARM Compliant Products).

1.10 "AVS" shall mean; (i) for the ARM946E-S Core, the ARM Architectural Validation Suite in binary code format identified in Schedule 1, Section 2, Part H Item H1 of this Agreement; and (ii) for the ARM966E-S Core the ARM Architectural Validation Suite in binary code format identified in
       Schedule 1 Section 3 Part H item H1.

1.11 "CLAIMS" shall mean a written demand received by ARM from the attorneys for, and on the behalf of, a relevant third party demanding that ARM cease and desist from any identified, alleged Intellectual Property infringement.

1.12 "CONFIDENTIAL INFORMATION" shall mean: (i) any trade secrets relating to the ARM946E-S Core, the ARM966E-S Core, the ETM9 Macrocell, the MultiICE, the Transfer Materials and the Software designated in writing by either party, by appropriate legend, as confidential; (ii) any information designated in writing by either party, by appropriate legend, as confidential; (iii) any information which is first disclosed verbally but designated as confidential at the time of disclosure and is thereafter reduced to writing for confirmation and sent to the other party within thirty (30) days after its oral disclosure and designated, by appropriate legend, as confidential; and (iv) the terms and conditions of this Agreement.

1.13 "ETM9 MACROCELL" shall mean the ARM9TDMI Embedded Trace Macrocell, as described and identified in the ETM Specification: IHI 0014 as set forth in Schedule 1, Section 4, Part A Item A1 of this Agreement.

1.14 "ETM9 TRANSFER MATERIALS" shall mean the ARM9TDMI Embedded Trace Macrocell Transfer Materials, as identified in Schedule 1, Section 4 of this Agreement.

1.15 "END USER LICENSE" shall mean a license agreement substantially conforming to that agreement set forth in Schedule 7 of this Agreement.

1.16 "FUNCTIONAL TEST VECTORS" shall mean; (i) with respect to the ARM946E-S Core the test vectors identified in Schedule 1, Section 2, Part D, Items D1 and D2 of this Agreement; and (ii) with respect to the ARM966E-S Core the test vectors identified in Schedule 1, Section 3, Part D, Items D1 and D2.

1.17 "HARVARD ARCHITECTURE" shall mean a microprocessor architecture in which the instruction stream for the integer unit has a separate port from the data stream for such integer unit.

1.18 "INTELLECTUAL PROPERTY" shall mean any patents, patent rights, trade marks, service marks, registered designs, topography or semiconductor maskwork rights, applications for any of the foregoing, copyright, know-how, unregistered design right, trade secrets and know-how, any Intellectual Property Derivatives, and any other similar protected rights in any country.

1.19 "ARM INTELLECTUAL PROPERTY" shall mean any Intellectual Property which are taken into use in the design, use or production of the ARM Core, the ETM9 Macrocell, the MultiICE, the Transfer Materials, or Software.

1.20 "INTELLECTUAL PROPERTY DERIVATIVES" shall mean derivatives of the Intellectual Property, which term shall include: (i) for copyrightable or copyrighted material, any translation, abridgement, revision or other form in which an existing work may be recast, transformed or adapted;
       (ii) for work protected by topography or mask right, any translation, abridgement, revision or other form in which an existing work may be recast, transformed or adapted; (iii) for patentable or patented material, any improvement; and (iv) for material protected by trade secret, any new material derived from or employing such existing trade secret.

The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***"

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23rd April 2001                   CONFIDENTIAL                    LEX-TLA-1951-G

1.21 "MICROARCHITECTURE COMPLIANT CORE" shall mean, an implementation of the ARM946E-S Core or ARM966E-S Core as appropriate which:

       (i)    executes each and every instruction in the ARMv5TE Instruction
              Sets;

       (ii) executes no additional instructions to those contained in the ARMV5TE Instruction Sets;

       (iii)  exhibits a Harvard Architecture;

       (iv)   exhibits a Pipeline Length of five (5);

       (v)    is Single Issue;

       (vi) executes all instructions at an identical rate of cycles per instruction ("CPI") to that specified in the ARM946E-S datasheet:
              ARM DDI-0155 for the ARM946E-S Core or the ARM966E-S Core datasheet ARM DDI 0164 for the ARM966E-S Core, and updates thereto;

       (vi)   passes the Functional Test Vectors; and

       (vii) has been verified in accordance with the provisions of Section 3 of this Agreement.

1.22 "MODELS" shall mean: (i) the object code and such source code of the programs identified in Schedule 3, Section 1, Part A of this Agreement and Schedule 3, Section 2, Part A of this Agreement as may be necessary (at ARM's absolute discretion) to allow the support of multiple releases of the specified simulator; and (ii) subject to the payment by LICENSEE of the fee(s) set out in Section 8.2 of this Agreement, the object code and such source code of the programs identified in Schedule 3, Section 1, Part B of this Agreement as may be necessary (at ARM's absolute discretion) to allow the support of multiple releases of the specified simulator; together with such Updates thereof, if any, as are developed by or for ARM.

1.23 "MULTIICE" shall mean the single hardware device identified in Schedule 1, Section 1, Part C, Item C1 of this Agreement.

1.24 "PIPELINE LENGTH" shall mean the number of clocked stages through which each single-cycle instruction must pass to complete the execution of such instruction.

1.25 "QUARTER" shall mean each calendar quarter ending the 31st of March, 30th of June, 30th of September, and 31st of December of any year.

1.26 "SINGLE ISSUE" shall mean that only one instruction is issued for execution within the integer unit in any single clock cycle (where for the purposes of this definition clock shall mean the clock that advances the pipeline).

1.27   "SOFTWARE" shall mean together the Models, Test and Vectors.

1.28 "SUBSIDIARY" shall mean any company the majority of whose voting shares is now or hereafter owned or controlled, directly or indirectly, by a party hereto. A company shall be considered a Subsidiary only so long as such control exists. The parties agree that "Subsidiary" shall also mean Marvell Asia Pte. Ltd, a Singapore corporation; and Galileo Technology Group Ltd., an Israeli corporation ("GALILEO").

1.29 "SUBSIDIARY'S UNDERTAKING" shall mean an undertaking in the form set out in Schedule 4 of this Agreement.

1.30 "Synthesizable RTL" shall mean (i) the rtl vectors identified in Schedule 1, Section 2, Part C item C1 and C2 of this Agreement for the ARM946E-S Core; and (ii) the rtl identified in Schedule 1, Section 3, Part C item C1 of this Agreement for the ARM966E-S Core.

1.31   "TEST" shall mean (i) the source code of the programs identified in
       Schedule 1 Section 2, Part K, Items K1 and K2 of this Agreement for the ARM946E-S Core; and (ii). the source code of the programs identified in
       Schedule 1

The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***"

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23rd April 2001                   CONFIDENTIAL                    LEX-TLA-1951-G

       Section 3, Part K, Items K1 and K2 of this Agreement for the ARM966E-S Core, as applicable, together with such Updates, if any, as are developed by or for ARM.

1.32 "TEST CHIP" shall mean (i); a device which complies with the test chip specification set forth in Schedule 1, Section 2, Part E, Item E1 of this Agreement for the ARM946E-S Core; and (ii) a device which complies with the test chip specification set forth in Schedule 1, Section 3, Part E, Item E1 of this Agreement for the ARM966E-S Core.

1.33 "TEST CHIP FUNCTIONAL TEST VECTORS" shall mean (i) those test vectors identified in Schedule 1, Section 2, Part I of this Agreement for the ARM946E-S Core; and (ii) those test vectors identified in Schedule 1,
       Section 3, Part I of this Agreement for the ARM966E-S Core.

1.34 "TRADEMARKS" shall mean the trademarks, service marks and logos set forth in Schedule 5 of this Agreement.

1.35 "TRANSFER MATERIALS" shall mean the ARM946E-S Core Transfer Materials, the ARM966E-S Core Transfer Materials and the ETM9 Transfer Materials individually or collectively, as applicable.

1.36 "UPDATES" shall mean any modifications, bug fixes, or enhancements that ARM makes generally available to its other commercial licensees other than as a new product.

1.37 "USE" shall mean copying of programs onto a computer for the purposes of processing the instructions or statements contained therein, but excluding disassembly, reverse assembly, or reverse compiling except as permitted by local legislation implementing Article 6 of the EC Software Directive and only to the extent necessary to achieve interoperability of an independently created program with other programs. Disassembly, reverse assembly, or reverse compiling for the purpose of error correction is specifically prohibited.



2.     LICENSE

2.1A ARM hereby grants to LICENSEE, under the ARM Intellectual Property rights (including any Intellectual Property rights for which ARM has the right to grant sub-licenses), a perpetual (subject to the termination provisions of this Agreement), non-transferable (subject to Section 21.3 herein), non-exclusive, world-wide right and license to:

       (i) use the MultiICE, and use and copy the ARM946E-S Core Transfer Materials, ARM966E-S Core Transfer Materials and/or any ARM Intellectual Property solely for the purposes of designing, having designed (subject to the provisions of Section 2.3 herein), manufacturing and having manufactured (subject to the provisions of Section 2.2 herein) ARM Compliant Products.

       (ii) sell, supply and distribute ARM Compliant Products, including those incorporating the ETM9 Macrocell, and authorize LICENSEE's Authorized Distributors to do the same;

       (iii) use, modify, translate, reproduce, distribute and have distributed, subject to the confidentiality obligations set forth in Section 15 herein, the documentation identified in Schedule 1,
              Section 2, Part A of this Agreement.

2.1B ARM hereby grants to LICENSEE, under the ARM Intellectual Property rights (including any Intellectual Property rights for which ARM has the right to grant sub-licenses), a perpetual (subject to termination provisions of this Agreement), non-transferable (subject to Section 21.3 herein), non-exclusive, world-wide right and license to use the ETM9 Transfer Materials solely for the purpose of manufacturing, having manufactured (subject to the provisions of Section 2.2 of the Agreement), designing and having designed (subject to the terms of Section 2.3 of the Agreement) the ETM9 Macrocell, provided that such ETM9 Macrocell shall be incorporated solely into an ARM Compliant Product or another product containing a different core licensed from ARM that is compatible with the ETM9 Macrocell.

The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***"


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23rd April 2001                   CONFIDENTIAL                    LEX-TLA-1951-G

2.2 LICENSEE may exercise its right to have ARM Compliant Products manufactured by a sub-contracted manufacturer ("Manufacturer") in accordance with the provisions of Section 2.1A(i) and 2.1B of this Agreement provided that:

       (i) in respect of any Manufacturer which is not a Subsidiary of LICENSEE, LICENSEE notifies ARM of the identity of such Manufacturer not less than thirty (30) days prior to first prototype production by the Manufacturer; and

       (ii) in respect of all Manufacturers, LICENSEE ensures that each Manufacturer agrees (a) to be bound by obligations of confidentiality no less restrictive than those contained in this Agreement; and (b) to supply the ARM Compliant Products to be so manufactured solely to LICENSEE.

       In the event that any Manufacturer breaches the provisions referred to in this Section 2.2, LICENSEE agrees to use all reasonable action, and any other actions agreed to in writing between LICENSEE and ARM to cure such breach. If LICENSEE fails to cure such breach within thirty (30) days (or longer as agreed to in writing by the parties) , LICENSEE agrees to terminate the right of Manufacturer to produce ARM Compliant Products. Further LICENSEE agrees to indemnify ARM against all and any loss, liability, costs, damages, reasonable expenses (including the reasonable fees of lawyers and other professionals) suffered, incurred or sustained as a result of such claims, ***

2.3 LICENSEE may exercise its right to have ARM Compliant Products designed by a sub-contracted designer ("Designer") in accordance with the provisions of Section 2.1A(i) and 2.1B of this Agreement, provided that:

       (i) LICENSEE notifies ARM of the identity of LICENSEE's subcontracted designer ("Designer") within 30 days of appointment of such Designer; and

       (ii) LICENSEE ensures that any Designer agrees (i) to be bound by obligations of confidentiality no less restrictive than those contained in this Agreement and (ii) to supply the ARM Compliant Products to be so designed solely to LICENSEE.

       In the event that any Designer breaches the provisions referred to in this Section 2.3 of this Agreement, LICENSEE agrees to use all reasonable action, and any other actions agreed to in writing between LICENSEE and ARM to cure such breach. If LICENSEE is unable to cure such breach within thirty (30) days (or longer as agreed to in writing by the parties), LICENSEE agrees to terminate the right of such Designer to develop ARM Compliant Products. Further, LICENSEE agrees to indemnify ARM against all and any loss, liability, costs, damages, reasonable expenses (including the reasonable fees of lawyers and other professionals) suffered, incurred or sustained as a result of such claims, ***

2.4 During the term of this Agreement, any Subsidiary of LICENSEE may exercise the licenses and rights granted under this Agreement by ARM provided that:

       (i) such Subsidiary agrees in writing, as set forth in Schedule 4 of this Agreement, to be bound by the obligations of LICENSEE and to comply with all the terms and conditions of this Agreement. LICENSEE shall deliver to ARM a duly executed copy of the Subsidiary's Undertaking within thirty (30) days of the date of execution of such undertaking;

       (ii) any breach of the terms and conditions of this Agreement by a Subsidiary of LICENSEE shall constitute a breach of this Agreement by LICENSEE and such Subsidiaries shall be jointly and severally liable for any damages suffered by ARM as a result of such breach;

       (iii) any termination of this Agreement as provided in Sections 19 of this Agreement shall be effective in respect of all Subsidiaries of LICENSEE; and

       (iv)   any license, granted in accordance with the provisions of this
              Section 2.4 of this Agreement, shall automatically terminate, in respect of a Subsidiary upon such Subsidiary ceasing to be a Subsidiary of LICENSEE.

The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***"


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2.5    For the avoidance of doubt, no right is granted to LICENSEE to:

       (i) sub-license the rights licensed to LICENSEE pursuant to Section 2.1A and 2.1B of this Agreement; and

       (ii) distribute any ARM Compliant Product prior to verification in accordance with Section 3 herein except that in the event that it is the intention of LICENSEE, and LICENSEE does proceed, to verify a device in accordance with Section 3 herein, LICENSEE may distribute *** prototype units of such device without having verified such device provided that LICENSEE provides written evidence to ARM that (a) the recipient of such devices is aware that such device has not passed the verification process and (b) the recipient has agreed to keep the recipient's use of the non-verified device as confidential.

2.6 Except as licensed in this Section 2, LICENSEE acquires no right, title or interest in and to the ARM Core, the ETM9 Macrocell, the ARM Transfer and ARM's Intellectual Property therein. In no event shall the license grant set forth in this Section 2 be construed as granting LICENSEE, expressly or by implication, by estoppel or otherwise, a license to use any ARM technology or ARM Intellectual Property other than that covered by the terms of this Agreement.

3.     VERIFICATION OF MICROARCHITECTURE COMPLIANT CORE

3.1 In respect of each implementation of an ARM Core, LICENSEE shall use the relevant Synthesizable RTL to generate a pre-layout synthesized netlist, (each a "PRE-LAYOUT SYNTHESIZED NETLIST").

3.2 In respect of each implementation of an ARM Core, LICENSEE shall produce a post layout synthesized netlist which; (a) obeys LICENSEE's Synthesis Timing Constraints File in respect of such synthesis; and (b) includes back annotated delays derived from the physical layout (each a "POST LAYOUT SYNTHESIZED NETLIST").

VERIFICATION BY EQUIVALENCE CHECKING OF RTL AND SYNTHESISED NETLIST

3.3 LICENSEE may verify the Post Layout Synthesized Netlist using an equivalence checker, if LICENSEE elects such verification LICENSEE shall;
       (i) using an equivalence checker compare the Pre-Layout Synthesized Netlist with the Synthesizable RTL and generate the equivalence check log results (each the "RTL EQUIVALENCE LOG RESULTS"); (ii) using an equivalence checker compare the Post-Layout Synthesized Netlist with the Pre-Layout Synthesized Netlist and generate the equivalence check log results (each the "POST LAYOUT EQUIVALENCE LOG RESULTS"); (iii) simulate the Functional Test Vectors on the Post-Layout Synthesized Netlist and generate the log results (each the "TEST VECTOR LOG RESULTS"); and (iv) run static timing analysis on the Post-Layout Synthesized Netlist and generate the log results (each the "STA LOG RESULTS").

       When the RTL Equivalence Log Results, Post Layout Equivalence Log Results, Test Vector Log Results and the STA Log Results ("EQUIVALENCE LOG RESULTS") indicate that no errors have been detected (or the parties have jointly agreed in good faith, a waiver in respect of any errors), LICENSEE shall submit the Equivalence logs to ARM. The Post Layout Synthesized Netlist shall be verified on ARM's acceptance of the Equivalence Results. ARM shall notify LICENSEE in writing within ten (10) working days of receipt the Equivalence Log Results to ARM, whether or not the Post Layout Synthesised Netlist has been verified. The parties shall repeat the above process until either; (i) the Post Layout Synthesised Netlist has been verified; or (ii) LICENSEE withdraws the Post Layout Synthesised Netlist from the verification process.

       For each synthesis used to manufacture ARM Compliant Products, LICENSEE shall maintain a copy of the Pre-Layout Synthesized Netlist, Post-Layout Synthesized Netlist and copies of the Equivalence Log Results. ARM may, upon reasonable written notice audit the LICENSEE's records for the purpose of satisfying itself that LICENSEE has complied with the provisions of this Clause 3.3.


VERIFICATION BY SIMULATION OF SYNTHESISED NETLIST

3.4 LICENSEE may verify the Post Layout Synthesized Netlist (defined in Clause 3.2) using the Synthesizeable

The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***"


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       Functional Test Vectors. If LICENSEE elects such verification, LICENSEE shall; (i) simulate the Functional Test Vectors on the Post Layout Synthesized Netlist and generate the log results (each the "TEST VECTOR LOG RESULTS"); (ii) simulate the AVS on the Post Layout Synthesized Netlist and generate the log results (each the "AVS LOG RESULTS"); and
       (iii) run static timing analysis on the Post-Layout Synthesized Netlist and generate the log results (each the "STA LOG RESULTS").

       When the Test Vector Log Results, the AVS Log Results and the STA Log Results (together the "SIMULATION LOG RESULTS") indicate that no errors have been detected (or the parties have jointly agreed in good faith, a waiver in respect of any errors, LICENSEE shall submit the Simulation Log Results to ARM. The Post Layout Synthesized Netlist shall be verified on ARM's acceptance of the Simulation Log Results. ARM shall notify LICENSEE in writing within ten (10) working days of receipt of the Simulation Log Results, whether or not the Post Layout Synthesised Netlist has been verified The parties shall repeat the above process until either; (i) the Post Layout Synthesized Netlist has been verified; or (ii) LICENSEE withdraws the Post Layout Synthesised Netlist verification process.

       For each synthesis used to manufacture ARM Compliant Products, LICENSEE shall maintain a copy of the Post-Layout Synthesized Netlist together with copies of the Simulation Log Results. ARM may upon reasonable written notice audit the LICENSEE's records for the purpose of satisfying itself that LICENSEE has complied with the provisions of this Clause 3.4.


LICENSEE SPECIFIED VERIFICATION

3.5 LICENSEE may verify the each ARM Core using the LICENSEE's specified verification flow. If LICENSEE elects such verification, LICENSEE shall, inform ARM in writing at least ninety (90) days prior to tapeout of an ARM Compliant Product that LICENSEE wishes to use LICENSEE's specified verification flow and supply to ARM a copy of the proposed verification flow (each a "VERIFICATION FLOW"). Within 30 days of the receipt of the Verification Flow ARM shall notify LICENSEE in writing whether the Verification Flow has been accepted by ARM. If accepted by ARM, LICENSEE shall verify such ARM Compliant Products using the Verification Flow. If after acceptance of the Verification Flow by ARM, LICENSEE whishes to modify the Verification Flow LICENSEE shall submit a the modified Verification Flow to ARM for reacceptance prior to verifying the relevant ARM Core.

       If ARM rejects either the Verification Flow or any modified Verification Flows, ARM shall provide LICENSEE with written reasons for such rejection together with any required changes. LICENSEE may resubmit the Verification Flow or any modified versions thereof to ARM for acceptance.

3.6 If ARM fails to accept the Verification Flow LICENSEE shall; (i) verify the Post Layout Synthesized Netlist in accordance with either the provisions of Clauses 3.3 or 3.4; or (ii) produce and verify a Test Chip in accordance with the provision of Clause 3.8.

VERIFICATION BY TEST CHIP

3.7 If LICENSEE fails to verify either (i) the Post Layout Synthesized Netlist (as defined in Clause 3.2), or the ARM Core in accordance with the provisions of Clause 3.5, LICENSEE shall design (or have designed) and manufacture (or have manufactured) a Test Chip, for the first Microarchitecture Compliant Core derived from the Transfer Materials for each ARM Core

3.8    LICENSEE shall, in respect of each Test Chip, run:

       (i) the Test Chip Functional Test Vectors, on each Test Chip and deliver to ARM a copy of the log (each the "TEST CHIP TEST VECTOR LOG RESULTS") generated by running the Test Chip Functional Test Vectors together with five (5) samples of the Test Chip; and

       (ii) the AVS on each Test Chip and deliver to ARM a copy of the log (each the "TEST CHIP AVS RESULTS") generated by running the AVS.

The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***"


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       ARM may, at ARM's discretion, exercise the right to run the Test Chip
       Functional Test Vectors and/or AVS on any Test Chip. The
       Microarchitecture Architecture Compliant Core shall be verified upon:


       (A) ARM's acceptance of the Test Chip Test Vector Log Results delivered by LICENSEE. The Test Chip Test Vector Log Results shall be accepted when they indicate that no errors have been detected or where any errors detected have been jointly agreed, in good faith, and a waiver agreed between the parties; and

       (B) ARM's acceptance of either the Test Chip AVS Results (a) delivered by LICENSEE or (b) generated by ARM. The Test Chip AVS Results shall be accepted when they indicate that no differences have been detected between the Test Chip AVS Results and the AVS reference file supplied by ARM or where any errors detected have been jointly agreed, in good faith, and a waiver agreed between the parties.

              ARM shall notify LICENSEE, in writing, within thirty (30) days of delivery by LICENSEE of the Test Chip Test Vector Log Results, Test Chip AVS Results and Test Chip samples to ARM, whether a Test Chip has been verified or has failed the verification process. In the event that any Test Chip fails the verification process, ARM shall provide details of the errors that cause the failure to LICENSEE and LICENSEE shall endeavour to correct the errors. The parties shall repeat the above process until either; (i) the Test Chip is verified; or (ii) LICENSEE withdraws the Test Chip from the verification process. In the event that ARM fails to confirm the result of the verification process within the Verification Period, the Test Chip subject to the verification process shall be deemed verified.

3.8 If either (i) the Post Layout Synthesized Netlist has been verified in accordance with the provisions of Clause 3.3, 3.4 or 3.5; or (ii) the Test Chip has been verified in accordance with the provisions of Clauses 3.7, and no errors have been detected (or where any errors have been detected the parties have jointly agreed, in good faith, a waiver ), LICENSEE may distribute such ARM Compliant Product without further verification.

4.     MODELS

4.1 ARM hereby grants to LICENSEE, under the ARM Intellectual Property rights (including any Intellectual Property rights for which ARM has the right to grant sub-licenses), a perpetual (subject to termination provisions of this Agreement), non-transferable (subject to Section 21.3 herein), non-exclusive, world-wide, royalty-free right and license to:

       (i) copy and use, internally and for third party support purposes, the Models and related documentation;

       (ii) use, copy, distribute, and sub-license (provided that the end user agrees to be bound by the End User License) the Use of the object code of the Models identified in Schedule 3, Section 1, Part A of this Agreement and Schedule 3, Section 2, Part A of this Agreement.

       (iii) sub-license the distribution rights granted to LICENSEE in Section 4.1(ii) herein to Authorized Distributors; and

       (iv) modify, copy, use and distribute, in connection with the Models identified in Schedule 3, Section 1, Part A of this Agreement and
              Schedule 3, Section 2, Part A of this Agreement, the documentation related thereto.

4.2 Except as provided by Section 4.1(ii) and (iii) herein, no right shall be granted to LICENSEE to sub-license the right to sell, supply or otherwise distribute the Models.

4.3 For a limited period of *** from the Effective Date, LICENSEE may extend the licenses contained in Section 4.1 hereof so as to include additional simulator-specific Models specified in Schedule 3, Section 1, Part B of this Agreement and Schedule 3, Section 2, Part B of this Agreement by giving written notice to ARM, referring to this Section 4.3, together with payment, to ARM, of the Model Option Fee and an acknowledgement that LICENSEE shall pay the Model Option Maintenance Fees in accordance with the provisions of Section 8.2 herein.

The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***"

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23rd April 2001                   CONFIDENTIAL                    LEX-TLA-1951-G

5.     TEST LICENSE

5.1 ARM hereby grants to LICENSEE a non-transferable (subject to Section 21.3 herein), non-exclusive, world-wide right and license under the ARM Intellectual Property rights, to reproduce and use internally only, the Test and relevant Test documentation.

5.2 For the avoidance of doubt, except where both parties have agreed in writing, no right is granted to LICENSEE to sell, supply or otherwise distribute the Test.

6.     OWNERSHIP OF THE SOFTWARE

6.1 In no event shall the license grants set forth in Sections 4.1 and 5.1 hereof be construed as granting LICENSEE, expressly or by implication, by estoppel, or otherwise, a license under any ARM technology other than the Software and related documentation.

6.2 Except as licensed to LICENSEE in Sections 4.1 and 5.1 hereof, all right, title, and interest in and to the Software and related documentation shall remain vested in ARM.

6.3 LICENSEE shall reproduce and not remove or obscure any notice incorporated in the Software or related documentation by ARM to protect ARM's Intellectual Property rights or to acknowledge the copyright and/or contribution of any third party developer. LICENSEE shall incorporate corresponding notices and/or such other markings and notifications as ARM may reasonably require on all copies of Software and related documentation used or distributed by LICENSEE.

7.     TRADEMARK LICENSE/PROMOTIONAL OBLIGATIONS

7.1 ARM hereby grants to LICENSEE a non-transferable (subject to Section 21.3 of the Agreement), non-exclusive, royalty-free, world-wide right and license under ARM's Intellectual Property rights, to use the Trademarks in the promotion and sale of the ARM Compliant Products.

7.2 LICENSEE shall use the Trademarks in accordance with ARM's guidelines set forth in Schedule 5 of this Agreement (the "Guidelines"), on (i) all ARM Compliant Products sold or distributed by LICENSEE and (ii) all documentation, promotional materials and software associated with such ARM Compliant Products. ARM shall have the right to revise Schedule 5 of this Agreement and the Guidelines (including the right to add further trademarks or modify the Trademarks), provided that such revisions are made in respect of the Guidelines issued to all licensees of the Trademarks. Any such revisions shall be effective only with respect to printed materials and products to be produced or manufactured after ninety (90) days from receipt of ARM's written notice to LICENSEE.

7.3 Upon request by ARM, LICENSEE shall submit samples of documentation, packaging, and promotional, advertising materials or URLs bearing the Trademarks to ARM from time to time in order that ARM may verify compliance with the Guidelines. In the event that any documentation, packaging, promotional, advertising material or URL fails to comply with the Guidelines, ARM shall notify LICENSEE and LICENSEE shall rectify such documentation, packaging, and promotional or advertising materials so as to comply with the Guidelines and cease using any such non-compliant materials within sixty (60) days of the date of ARM's notice. Any documentation, packaging, and promotional or advertising materials or URLs not rejected, in writing, for failing to comply with the Guidelines by ARM within ten (10) business days after delivery to ARM shall be deemed approved.

7.4 LICENSEE agrees to assist ARM, at ARM's expense and upon ARM's reasonable request, in maintaining the validity of the Trademarks. Upon ARM's request, LICENSEE shall provide, free of charge, a reasonable number of samples of the use of the Trademarks for the purpose of trademark registration or renewal. At ARM's expense, LICENSEE shall support ARM in the application and maintenance of any registration for the Trademarks in the name of ARM by, upon ARM's request, executing any reasonable documents required by the applicable laws of any jurisdiction for the purpose of registering and/or maintaining the Trademarks. Any and all registrations for the Trademarks shall be procured by and for ARM, at ARM's expense.

The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***"

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23rd April 2001                   CONFIDENTIAL                    LEX-TLA-1951-G

7.5 Except as provided by the terms of this Agreement, LICENSEE shall not use or register any of the Trademarks, or any trademark, service mark, device, logo word or mark that is confusingly similar to any of the Trademarks, in any jurisdiction.


7.6    LICENSEE agrees to perform the promotional obligations set forth in
       Schedule 9 attached hereto.

8.     LICENSE FEES AND ROYALTIES

8.1 In consideration of the licenses granted to LICENSEE for the ARM946E-S Core ARM966E-S Core and the ETM9 Macrocell, LICENSEE shall pay the license fees ("License Fees") set out in Schedule 8, Part A of this Agreement.

8.2 Upon giving written notice to include additional simulator-specific Models under the provisions of Section 4.3 hereof, LICENSEE shall pay, to ARM, the fee ("Model Option Fee") in accordance with Schedule 8, Part B of this Agreement together with an acknowledgement that LICENSEE shall pay the fees ("Model Option Maintenance Fees") in accordance with the provisions of Schedule 8, Part F of this Agreement.

8.3 In consideration of the ARM Core and the ETM9 Macrocell maintenance services provided under Section 11 herein, LICENSEE shall pay, to ARM, the fees ("Core and Macrocell Maintenance Fees") set out in Schedule 8, Part C of this Agreement.

8.4    In consideration of the Software Maintenance Services provided under
       Section 12 herein, LICENSEE shall pay, to ARM, the fee ("Software Maintenance Fee") set out in Schedule 8, Part D of this Agreement.

8.5 In consideration of the support services provided under Section 13 herein, LICENSEE shall pay, to ARM, the fee ("Support Fees") set out in
       Schedule 8, Part E of this Agreement.

8.6 For each ARM Compliant Product that contains a single ARM Core, that is sold, supplied or distributed by LICENSEE (including by any Subsidiary, as permitted by this Agreement), LICENSEE shall pay a royalty ("Running Royalty") in accordance with Section 8.6.1 set forth below.

       8.6.1  ARM Core Running Royalties.

       In an ARM Compliant Product with a single ARM Core embedded into the same piece of silicon, the ARM Core Running Royalty payable by LICENSEE in any Quarter shall be dependent on (i) the ARM Core ASP; (ii) the cumulative volume of ARM Compliant Products containing the ARM Core sold or distributed by LICENSEE (including by any Subsidiary, as permitted by this Agreement) determined by column A in the table below; and (iii) the Royalty Percentage of ASP determined by column B in the table below.

       TABLE 1:

--------------------------------------------------------------------------
              A                                  B
--------------------------------------------------------------------------

  CUMULATIVE VOLUME OF ACPS       ASP < US$***            ASP >US$***
 CONTAINING AN ARM946E-S CORE
    OR AN ARM966E-S CORE.
--------------------------------------------------------------------------
0 - *** units                    The greater of ***          US$***
                                 of the ASP or
                                 US$***
--------------------------------------------------------------------------
*** - ***                        The greater of ***          US$***
                                 of the ASP or US$***

--------------------------------------------------------------------------
*** - ***                        The greater of ***          US$***
                                of the ASP or US$***
--------------------------------------------------------------------------
*** - ***                        The greater of              US$***
                                 ***of the ASP or
                                 US$***
--------------------------------------------------------------------------

The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***"

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23rd April 2001                   CONFIDENTIAL                    LEX-TLA-1951-G

--------------------------------------------------------------------------
***                             The greater of ***          US$***
                                of the ASP or US$***
--------------------------------------------------------------------------

       The number of ARM Compliant Products distributed by LICENSEEE or its Subsidiaries which have an ASP of less than or equal to *** shall not be counted in the number of units shipped which are greater than ***.


       8.6.2  Multiple Core Running Royalties for an ARM Core

       In an ARM Compliant Product with more than one ARM Core embedded into the same piece of silicon, the following multiplier factors set forth in Table 2 shall be applied to the cumulative volume of each ARM Compliant Product containing more than one ARM Core.

       Multiple ARM Core Running Royalty = N x M x (cumulative volume of each ARM Compliant Product containing more than one ARM Core set out in column A of Table 1) x (the appropriate Royalty Percentage of ASP determined by column B of Table 1).

       N = using Table 2, the number of ARM Cores embedded on the same piece of silicon;

       M = using Table 2, the applicable multiplier.

       TABLE 2:

-------------------------------------------------------------
 TOTAL NUMBER OF ARM CORE           MULTIPLIER (M)
EMBEDDED ON THE SAME PIECE
      OF SILICON (N)
--------------------------------------------------------------
             1                                ***
--------------------------------------------------------------
             2                                ***
---------------------------- --------------------------------
             3                                ***
---------------------------- --------------------------------
             4                                ***
---------------------------- --------------------------------
            >=5                               ***
---------------------------- --------------------------------


8.7 Running Royalties due to ARM under this Agreement shall be paid in accordance with the terms set forth in Schedule 6 of this Agreement.

8.8 In no event shall any fee be construed as being an advance payment of Running Royalties and no right of set off of Running Royalties against any fee or maintenance fees paid to ARM, by LICENSEE, shall exist. LICENSEE shall not manipulate distribution of ARM Compliant Products for the purpose of avoiding payment of Running Royalties at a higher rate than would have been the case if such manipulation had not taken place.

8.9 LICENSEE shall keep all records of account as are necessary to demonstrate compliance with its obligations under this Section 8 for a period of four (4) years from the date of each Royalty Report.

8.10 ARM shall have the right for representatives of a firm of independent Chartered Accountants reasonably acceptable to LICENSEE, who shall have signed an appropriate non disclosure agreement, to which LICENSEE shall not unreasonably object ("Auditors"), to make an examination and audit, by prior appointment agreed between the parties, such agreement not to be unreasonably withheld, during normal business hours, not more frequently than once annually, of all records and accounts as may under recognized accounting practices contain information bearing upon: (i) LICENSEE's financial obligations under this Agreement, including but not limited to the amounts of fees payable to ARM under this Section 8; (ii) the LICENSEE ASP and the number of chips of ARM Compliant

The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***"

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23rd April 2001                   CONFIDENTIAL                    LEX-TLA-1951-G

       Products sold or distributed by LICENSEE under this Agreement; (iii) the amounts of Running Royalties payable to ARM under this Section 8; (iii) information, calculations, methods, and systems used to calculate the fees and Running Royalties payable under this Agreement; and (iv) LICENSEE's compliance with the tax provisions of Section 8.11 herein. The Auditors will only report to ARM upon whether LICENSEE has satisfied its financial obligations under this Agreement, including whether the fees and Running Royalties paid to ARM by LICENSEE were or were not correct, and if incorrect, what are the correct amounts for the fees and Running Royalties. No other information learned by the Auditors in the conduct of such audit may be disclosed to ARM without LICENSEE's prior written consent. LICENSEE shall be supplied with a copy of or sufficient extracts from any preliminary and final report prepared by the Auditors. The Auditor's report shall (in the absence of clerical or unreasonable error) be final and binding on the parties. Such audit shall be at ARM's expense unless it reveals an under payment of fees and Running Royalties of five percent (5%) or more, in which case LICENSEE shall reimburse ARM for the costs of such audit. LICENSEE shall make good any underpayment of royalties forthwith. If the audit identifies that LICENSEE has made an overpayment, such overpayment will be credited to the next such payment or payments to be made by LICENSEE, if no such payments are due or expected to become due, then ARM shall return such overpayment immediately to LICENSEE.

8.11 Any income or other tax which LICENSEE is required by law to pay or withhold on behalf of ARM with respect to any license fees and/or royalties payable to ARM under this Agreement shall be deducted from the amount of such license fees and/or royalties otherwise due, provided, however, that in regard to any such deduction, LICENSEE shall give to ARM such assistance as may be necessary to enable or assist ARM to claim exemption therefrom, or credit therefor, and shall upon request furnish to ARM such certificates and other evidence of deduction and payment thereof as ARM may properly require.

8.12 LICENSEE shall pay all fees and royalties due to ARM under the terms of this Agreement within forty-five (45) days of receipt of ARM's invoice therefor (the "Due Date").

8.13 If any sum under this Agreement is not paid by the relevant due date, then ARM shall notify LICENSEE, in writing, of such non-payment and request payment of such unpaid sums forthwith. Without prejudice to ARM's other rights and remedies, ARM reserves the right to charge interest on such sum on a day to day basis (as well after as before any judgement) from ten (10) days of the date of dispatch of such written notification date to the date of payment at the rate of two and a half percent (2.5%) per annum above the base rate of National Westminster Bank PLC from time to time in force.

9.     DELIVERY

9.1 ARM shall deliver the Transfer Materials and the Software in accordance with the delivery schedule set forth in Schedule 2 of this Agreement.

9.2 Unless otherwise agreed in writing, delivery by ARM shall be by electronic format to the extent possible or shall take place at a location mutually agreed between the parties, and shall be marked for the attention of the person designated by LICENSEE for design transfer and support according to Section 10.1 hereof.

9.3 In the period ending *** from the Effective Date, ARM shall provide to LICENSEE free of charge one (1) port to TSMC's generic process rules of either the ARM946E-S Core or the ARM966E-S Core. The details of the deliverables including delivery schedules shall be set out in a separate written agreement to be entered into between the parties.

The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***"

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23rd April 2001                   CONFIDENTIAL                    LEX-TLA-1951-G

10.    CONTRACT ADMINISTRATORS

10.1 The parties hereby appoint the following individuals as their respective contract administrator between ARM and LICENSEE with respect to this
       Agreement:

       ARM:                                            LICENSEE:

       For legal notices:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Executive VP Corporate Alliances      General Counsel
--------------------------------------------------------------------------------
ARM Limited                           Marvell Semiconductor, Inc.
--------------------------------------------------------------------------------
110 Fulbourn Road                     645 Almanor Avenue
--------------------------------------------------------------------------------
Cherry Hinton                         Sunnyvale, California  94085
--------------------------------------------------------------------------------
Cambridge                             Telephone: (408) 522-2309
--------------------------------------------------------------------------------
CB1 9JN                               Facsimile: (408) 328-0918
--------------------------------------------------------------------------------
England
--------------------------------------------------------------------------------

       For corporate issues:

       cc:

--------------------------------------------------------------------------------
Chief Operating Officer               Same title at the address above
--------------------------------------------------------------------------------
At the Cambridge address above
--------------------------------------------------------------------------------

       For financial matters:

--------------------------------------------------------------------------------
Financial Controller                     VP, Chief Financial Officer
--------------------------------------------------------------------------------
At the Cambridge address above           At the address above
--------------------------------------------------------------------------------

       For Confidential Information:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
New Product Licensing                    General Counsel
--------------------------------------------------------------------------------
At the Cambridge address above           At the address above
--------------------------------------------------------------------------------

       For design transfer and support:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 Bryn Parry or Mark Evans
--------------------------------------------------------------------------------
New Product Licensing                    Vice President, Data Storage Marketing
--------------------------------------------------------------------------------
At the Cambridge address above           At the address above
--------------------------------------------------------------------------------

10.2 The contract administrators identified herein are appointed by the parties for the receipt and dispatch on their behalf of all communications relating to this Agreement. The contract administrators shall also be responsible for the good progress of the parties' performance under this Agreement and the timely resolution of all technical, administrative and commercial issues which may arise from time to time during the execution of this Agreement.

10.3 Each party reserves the right to change its appointment as above upon seven (7) days written or electronic notice to the other party's then current corresponding liaison.

11.    CORE AND MACROCELL MAINTENANCE SERVICES

The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***"

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11.1   Subject to LICENSEE's payment of the Core and Macrocell Maintenance Fees set forth in Schedule 8, Part C of this Agreement, ARM shall provide to LICENSEE, in respect of the Transfer Materials, through the parties' contract administrator, the following maintenance services for the period of TWO (2) years from the Effective Date:

       (i) the correction, to the extent reasonably possible, of any defects in the ARM Core or the ETM9 Macrocell which cause such ARM Core or ETM9 Macrocell not to operate in accordance with the functionality described in the relevant datasheet and other applicable documentation. If ARM determines that such defects are due to errors in such description, ARM shall promptly issue corrections to the technical reference manual and shall not be required to correct the Transfer Materials, provided that LICENSEE is not thereby prevented from commercially exploiting the ARM Core and/or the ETM9 Macrocell;

       (ii) any bug-fixes or corrections to the ARM Core and the ETM9 Macrocell made available by ARM to any third party; and

       (ii) all modifications, enhancements and other Updates to the ARM Core, and the ETM9 Macrocell created by ARM, provided that ARM may exclude any modification, enhancement or update which ARM, in its absolute discretion decides, results in the creation of a new product and ARM makes such modification, enhancement or update available to other licensees only as a new product.

11.2   Upon LICENSEE requesting ARM's assistance pursuant to the provision of
       Section 11.1 hereof, LICENSEE shall promptly provide to ARM such samples and technical information as ARM may reasonably require to enable ARM to provide such assistance.

11.3 In notifying ARM of any defects or problems LICENSEE shall use the format and medium reasonably requested by ARM. LICENSEE shall provide ARM promptly with any information or assistance reasonably requested by ARM to enable ARM to provide the maintenance service hereunder.

11.4 The maintenance services shall be provided at ARM's premises in Cambridge, England.

11.5 For the avoidance of doubt, ARM's obligation under this Section 11 is limited expressly to the provision of the maintenance services to LICENSEE and Subsidiaries of LICENSEE pursuant to Section 2.4 above, and ARM shall be under no obligation to provide the maintenance services to LICENSEE's customers.

11.6 Any and all corrections, bug fixes, modifications, enhancements and other Updates to be provided to LICENSEE under this Section 11 shall be provided to LICENSEE within a commercially reasonable time, but in any event no later than they are made available to other ARM licensees licensing the same cores.

11.7 In the event that LICENSEE requests that ARM continue to provide maintenance services after the expiration of the second (2nd) anniversary of the Effective Date, the annual maintenance fees payable in respect of any subsequent year shall be determined by good faith negotiations between LICENSEE and ARM. However, ARM shall be under no obligation to provide the maintenance services, in respect of any subsequent year, until the annual maintenance fees have been agreed and paid to ARM.

12.    SOFTWARE MAINTENANCE SERVICES

12.1 In consideration of the Software Maintenance Fees paid under this Agreement as set out in Schedule 8, Part D hereof, ARM shall provide to LICENSEE, in respect of the Software, through the parties' applicable contract administrator, the following maintenance services for the period of three (3) years from the Effective Date:

       (i) to correct, to the extent reasonably possible, any defects in the Software which cause the Software not to operate in accordance with the description of the Software's function in the applicable documentation. If ARM determines that such defects are due to errors in such description, ARM shall promptly issue corrections to the documentation and shall not be required to alter the Software, provided that LICENSEE is not thereby prevented from commercially exploiting the Software. Such corrections shall be provided to LICENSEE within a commercially reasonable time, but in any event no later than they are made available to other ARM licensees licensing the same cores.

The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***"

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23rd April 2001                   CONFIDENTIAL                    LEX-TLA-1951-G

       (ii) to provide as available Updates to the Software. Such Updates shall be provided to LICENSEE within a commercially reasonable time, but in any event no later than they are made available to other ARM licensees licensing the same cores.

12.2 LICENSEE shall promptly notify ARM of any error manifesting itself in the Software. In respect of those errors which LICENSEE requires correction, LICENSEE shall deliver to ARM an error report with sufficient description of the error to enable ARM to provide correction to such error.

12.3 For the avoidance of doubt, unless otherwise agreed between the parties, in writing, ARM's obligation under this Section 12 is limited expressly to the provision of the Software maintenance services to LICENSEE and Subsidiaries of LICENSEE pursuant to Section 2.4, and ARM shall be under no obligation to provide the maintenance services to LICENSEE's sub-licensees of the Software.

12.4 In the event that LICENSEE requests that ARM continue to provide software maintenance services after the expiration of the third (3rd) anniversary of the Effective Date, the annual software maintenance fees payable in respect of any subsequent year shall be determined by good faith negotiations between LICENSEE and ARM. However, ARM shall be under no obligation to provide the software maintenance services, in respect of any subsequent year, until the annual software maintenance fees have been agreed and paid to ARM.

13.    SUPPORT

13.1 In consideration of the Support Fees paid under this Agreement as set out in Schedule 8, Part E hereof, ARM shall provide to LICENSEE, in respect of the Software, the ARM Core, the ETM9 Macrocell, and the Transfer Materials through the parties' contract administrator, for a period of two (2) years from the Effective Date, reasonable telephone and written consultation pertaining to the operation and application of the Software, the ARM Core, the ETM9 Macrocell, and the Transfer Materials.

13.2 For the avoidance of doubt, ARM's obligation under this Section 13 is limited expressly to the provision of the support services solely to LICENSEE and Subsidiaries of LICENSEE pursuant to Section 2.4 above.

13.3 The services provided under this Section 13 shall together be limited to a total of twenty (20) person days per annum for the ARM Core and a total of four (4) person days per annum for the ETM9 Macrocell. For purposes of this Section, each "day "consists of 8 hours and is calculated based on the time during which ARM is actually analyzing, investigating or resolving a particular support request made by LICENSEE. If requested by LICENSEE, ARM shall provide additional support services in blocks of ten
       (10) days per annum at ARM's then prevailing consultancy rates.

13.4 In the event that LICENSEE requests that ARM continue to provide support services after the expiration of the second (2nd) anniversary of the Effective Date, the annual support fees payable in respect of any subsequent year shall be determined by good faith negotiations between LICENSEE and ARM. However, ARM shall be under no obligation to provide the support services, in respect of any subsequent year, until the annual support fees have been agreed and paid to ARM

14.    TRAINING

14.1 ARM shall provide to LICENSEE, at a mutually convenient date, two (2) four-day standard ARM training courses to a maximum of twenty-four (24) of LICENSEE's development, operations, customer service, and application engineering personnel. The training shall be provided at ARM's premises in Cambridge, England.

14.2 ARM may, at LICENSEE's request, and subject to availability of resources, provide further such training courses at ARM's then standard rates.

15.    CONFIDENTIALITY

The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***"

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23rd April 2001                   CONFIDENTIAL                    LEX-TLA-1951-G

15.1 Except as provided by Section 15.2 herein, each party shall maintain in confidence the Confidential Information disclosed by the other party and apply security measures no less stringent than the measures that such party applies to protect its own like information, but not less than a reasonable degree of care, to prevent unauthorized disclosure and use of the Confidential Information. Except as provided in Section 15.2, the period of confidentiality shall be: (i) indefinite with respect to the terms of this Agreement, pattern generation tapes and photomasks; provided, however, that LICENSEE shall have the right to disclose pertinent sections of the Agreement to third parties which have entered into confidentiality agreements with LICENSEE for the purposes of having ARM Compliant Products developed, designed and/or manufactured for LICENSEE by such third party; (ii) twenty (20) years from the date of receipt by LICENSEE with respect to all deliverables identified in the Schedules hereto as confidential or having limited confidentiality, i.e. denoted as such by the letters "C" or "L" in the "Status" column, together with any comparable technical information supplied by ARM to LICENSEE or its Subsidiaries during the term of this Agreement (together "Confidential Deliverables"); and (iii) five (5) years from the date of receipt of the information by the receiving party with respect to all other information.

15.2 In the event that either party qualifies the confidentiality of any of its Confidential Information in writing by marking such Confidential Information with the words "Limited Confidentiality", such Confidential Information ("Limited Confidential Information") may be disclosed to a third party who has entered into a non disclosure agreement ("NDA") with the recipient containing substantially similar terms to this Section
       15.2. With respect to the disclosure of business Confidential Information the obligation to hold such Confidential Information in confidence may be limited in duration to a period of not less than three (3) years from the date of disclosure. With respect to the disclosure of technical Confidential Information the obligation to hold such Confidential Information in confidence may be limited in duration to a period of not less than five (5) years from the date of disclosure. Notwithstanding the foregoing, LICENSEE shall have the right to disclose Confidential Information to a third party under an NDA containing substantially similar terms to this Section 15.2 for the purposes of having ARM Compliant Products developed, designed or manufactured for LICENSEE by such third party. Any and all Confidential Information disclosed by LICENSEE to a third party pursuant to an NDA under the terms set forth in Sections 15.1 or 15.2 hereof must be destroyed or returned to ARM at the end of the relevant NDA period or upon termination of this Agreement, whichever is sooner.

15.3   The provisions of this Section 15 shall not apply to information which:

       (i) is known and has been reduced to tangible form by the receiving party prior to disclosure by the other party; or

       (ii) is published or otherwise made available to the public other than by a breach of this Agreement by a party hereto; or

       (iii) is disclosed to the receiving party by a third party having the lawful right to make such disclosure; or

       (iv) is independently conceived by the receiving party, provided that the receiving party is able to provide evidence of such independent conception in the form of written records; or

       (v) is released to the receiving party for disclosure to any third party, other than on a confidential basis, by the disclosing party in writing; or

       (vi)   as required by any court or other governmental body ; or

       (vii) is approved by the disclosing party for release not under a NDA designating the information as Confidential Information; or

       (viii) is released to a third party by the disclosing party and designated as non-confidential.

15.4 For the avoidance of doubt, LICENSEE Royalty Reports may be disclosed, in confidence, to ARM's financial and/or legal advisors. In addition, ARM may disclose the total unit sales of ARM Compliant Products aggregated with total unit sales of ARM compliant products of other ARM licensees in the same market segment, provided always that ARM shall not disclose LICENSEE'S identity without LICENSEE's prior written consent.

The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***"

23rd April 2001                   CONFIDENTIAL                    LEX-TLA-1951-G

15.5 The parties agree that the disclosure of Confidential Information to a party hereunder shall be coordinated through the appointed contract administrators identified for such purpose in Section 10.1 hereof.

16.    WARRANTIES

16.1 ARM warrants that the Transfer Materials delivered to LICENSEE will be sufficient for a competent semiconductor manufacturer to produce an ARM Core or an ETM9 Macrocell as appropriate which meets the functionality specified in the applicable technical reference documentation. *** LICENSEE's sole and exclusive remedy for any breach of the warranties in this Clause 16.1 shall be for ARM to correct any errors in the Transfer Materials and deliver such corrected Transfer Materials to LICENSEE or replace the materials at ARM's discretion.

16.2 LICENSEE acknowledges that the Software cannot be tested in every possible operation, and accordingly ARM does not warrant that the Software will be free from all defects or that there will be no interruption in its use. However, ARM warrants that the Software will be complete and comply with the description of its functionality specified in the documentation. LICENSEE's sole and exclusive remedy for any breach of such warranty shall be for ARM, as soon as is reasonably practicable, to correct any errors in the Software and deliver such corrected Software to LICENSEE.

16.3 ARM warrants that as of the Effective Date, there are no pending Claims that have been made or actions commenced against ARM for breach of any third party Intellectual Property right.

16.4 ARM further warrants that based on ARM's knowledge, but expressly without having undertaken any searches for prior art, that:

       (i) as of the Effective Date, the Transfer Materials do not infringe any third party copyright, trade secret or mask work rights;

       (ii) ARM, or its applicable licensor, is the owner of the Transfer Materials to be delivered to LICENSEE; and

       (iii)  ARM has the right to enter into the Agreement.

16.5 Except as expressly provided in this Agreement, the Transfer Materials, the MultiICE, the Software, Updates and ARM Intellectual Property contained therein are licensed "as is" and ARM makes no warranties express, implied or statutory, including, without limitation, the implied warranties of satisfactory quality or fitness for a particular purpose with respect to the ARM Core, the ETM9 Macrocell, Transfer Materials, the MultiICE, the Software, the Updates and ARM Intellectual Property contained therein.


17.    INFRINGEMENT

17.1 In the event of a suit against LICENSEE based upon a claim that any or all of the ARM Core, the ETM9 Macrocell, the MultiICE, the Software or any portion of the Transfer Materials, and any Updates to any of the foregoing, delivered by ARM to LICENSEE under this Agreement (the "Delivered Materials"), when used in accordance with this Agreement, infringe any patent, copyright, maskwork right, trademark or trade secret or other Intellectual Property right, ARM agrees to defend and indemnify LICENSEE, at ARM's expense, and to pay costs and damages finally awarded in any such suit subject to the limitations of this Clause 17.1, provided that ARM is notified promptly in writing of the suit, LICENSEE has not reached any compromise or settlement of such suit or made any admissions in respect of the same, and at ARM's expense is given control of the suit and all requested reasonable assistance to defend the same. If the use or sale of any product incorporating, embodying or based upon the Delivered Materials is enjoined as a result of such suit, ARM, at its sole option and at no expense to LICENSEE, shall promptly (a) obtain for LICENSEE the right to use the Delivered Materials in accordance with the license grants contained in this Agreement; (b) shall make a modification of the Delivered Materials so that the Delivered

The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***"

23rd April 2001                   CONFIDENTIAL                    LEX-TLA-1951-G

       Materials are no longer subject to such injunction, or (c) replace the unmodified Delivered Materials, or infringing portions thereof, with reasonably equivalent non-infringing products. If (a), (b) and (c) are not available or commercially practical, then ARM shall pay to LICENSEE compensatory damages, subject to the limitations of this Section 17.1. The provisions of this Section 17.1 do not extend to any suit based upon an infringement or alleged infringement of any patent, copyright, trade secret, mask work, trademark or other proprietary right by: (a) LICENSEE's manufacturing process; (b) any modification of the Delivered Materials not made or authorized by ARM; or (c) the use of the Delivered Materials, in combination with other equipment, technology or software not purchased or licensed from ARM, provided that such claim would not have occurred but for such process, combination, modification or enhancement. THE FOREGOING STATES THE ENTIRE LIABILITY OF ARM WITH RESPECT TO INTELLECTUAL PROPERTY INFRINGEMENT. IN NO EVENT SHALL ARM BE LIABLE TO LICENSEE FOR INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES RESULTING THEREFROM. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT, ARM SHALL NOT BE LIABLE TO LICENSEE FOR ANY AMOUNTS IN EXCESS OF *** UNDER THIS AGREEMENT FOR ALL CLAIMS ARISING OUT OF OR IN CONNECTION WITH THE PROVISIONS OF THIS SECTION 17.1. THE EXISTENCE OF MORE THAN ONE CLAIM OR SUIT WILL NOT ENLARGE OR EXTEND THE LIMIT. LICENSEE RELEASES ARM FROM ALL OBLIGATIONS, LIABILITY, CLAIMS OR DEMANDS IN EXCESS OF THIS LIMITATION.

17.2 In the event of a suit against ARM based upon a claim that (a) the process used by or on behalf of LICENSEE in manufacturing ARM Compliant Products incorporating, embodying or based upon the Delivered Materials;
       (b) any ARM Core, or ETM9 Macrocell made by LICENSEE as a result of modification of the Delivered Materials by or on behalf of LICENSEE (provided that such claim would not have occurred but for such modification); or (c) the use of the Delivered Materials, by LICENSEE in combination with other equipment, technology or software not purchased or licensed from ARM (provided that such claim would not have occurred but for such combination, modification or enhancement), has infringed any patent, copyright or trade secret or other Intellectual Property right, LICENSEE agrees to defend and indemnify ARM, at LICENSEE's expense, and to pay costs and damages finally awarded in any such suit, provided that LICENSEE is notified promptly in writing of the suit, ARM has not reached any compromise or settlement of such suit or made any admissions in respect of the same, and at LICENSEE's expense is given control of the suit and all requested reasonable assistance to defend the same. THE FOREGOING STATES THE ENTIRE LIABILITY OF LICENSEE WITH RESPECT TO INTELLECTUAL PROPERTY INFRINGEMENT. IN NO EVENT SHALL LICENSEE BE LIABLE TO ARM FOR INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES RESULTING THEREFROM. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT, LICENSEE SHALL NOT BE LIABLE TO ARM FOR ANY AMOUNTS IN EXCESS OF *** BY LICENSEE UNDER THIS AGREEMENT FOR ALL CLAIMS ARISING OUT OF OR IN CONNECTION WITH THE PROVISIONS OF THIS SECTION 17.2. THE EXISTENCE OF MORE THAN ONE CLAIM OR SUIT WILL NOT ENLARGE OR EXTEND THE LIMIT. ARM RELEASES LICENSEE FROM ALL OBLIGATIONS, LIABILITY, CLAIMS OR DEMANDS IN EXCESS OF THIS LIMITATION.

17.3 In the event that there is a final adjudication of infringement, the liability of either party for such infringement shall terminate with respect to all damages regarding the infringing Intellectual Property arising after the date of such final adjudication.

18.    DISCLAIMER OF CONSEQUENTIAL DAMAGES

18.1 IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES WHETHER SUCH DAMAGES ARE ALLEGED AS A RESULT OF TORTIOUS CONDUCT OR BREACH OF CONTRACT OR OTHERWISE EVEN IF THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. SUCH DAMAGES SHALL INCLUDE BUT SHALL NOT BE LIMITED TO THE COST OF REMOVAL AND REINSTALLATION OF GOODS, LOSS OF GOODWILL, LOSS OF PROFITS, LOSS OF USE OF DATA, INTERRUPTION OF BUSINESS OR OTHER ECONOMIC LOSS BUT NOTHING IN THIS SECTION 18.1 SHALL OPERATE TO EXCLUDE LIABILITY FOR DEATH OR PERSONAL INJURY RESULTING FROM EITHER PARTY'S NEGLIGENCE OR WILFUL ACT.

19.    TERM AND TERMINATION

The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***"

23rd April 2001                   CONFIDENTIAL                    LEX-TLA-1951-G

19.1 This Agreement shall commence on the Effective Date and continue in force unless and until terminated in accordance with the provisions of Section 19.2.

19.2 Without prejudice to any other right or remedy which may be available to it, either party shall be entitled summarily to terminate this Agreement by giving written notice to the other, if the other party:

       (i) has committed a material breach of any of its obligations hereunder which is not capable of remedy; or

       (ii) has committed a material breach which is capable of remedy but which has not been remedied within a period of thirty (30) days following receipt of written notice to do so; or

       (iii) makes any voluntary arrangement with its creditors for the general settlement of its debts or becomes subject to an administration order; or

       (iv) has an order made against it, or passes a resolution, for its winding-up (except for the purposes of amalgamation or reconstruction) or has an lienholder take possession or has a receiver or similar officer appointed over all or substantially all of its property or assets.

20.    EFFECT OF TERMINATION

20.1 Upon termination of this Agreement by either ARM or LICENSEE, LICENSEE will immediately discontinue any use and distribution of all ARM Compliant Products, the MultiICE, the Software, the Transfer Materials, , ARM Intellectual Property and ARM Confidential Information. LICENSEE shall, at ARM's option, either destroy or return to ARM any Confidential Information, including any copies thereof in its possession, together with the Transfer Materials, the MultiICE, ARM Intellectual Property and all copies of the Software in its possession. Within one month thereafter, LICENSEE will furnish to ARM a certificate signed by a duly authorized officer of LICENSEE that to the best of his or her knowledge, information and belief, after due inquiry, LICENSEE has complied with provisions of this Section 20.1. For the avoidance of doubt, any sub-licenses of the Models granted by LICENSEE prior to the termination of this Agreement shall survive such termination. Notwithstanding the foregoing, upon termination of this Agreement ("Termination Date") for any reason other than by reason of (a) LICENSEE's failure to pay fees properly due and owing to ARM or (b) LICENSEE's breach of ARM's Intellectual Property, LICENSEE shall be entitled, for a period of six
       (6) months from the Termination Date (the "Ramp Down Period") to continue exercising all rights and licenses granted under this Agreement for the purposes of supplying and supporting ARM Compliant Products to customers that existed prior to the Termination Date and to which LICENSEE is contractually bound as of the Termination Date. Upon expiration of the Ramp Down Period, or in those circumstances where LICENSEE is not entitled to a Ramp Down Period as set forth above, LICENSEE will immediately discontinue any use and distribution of all ARM Compliant Products, the MultiICE, the Software, the Transfer Materials, ARM Intellectual Property and ARM Confidential Information. LICENSEE shall, at ARM's option, either destroy or return to ARM any Confidential Information, including any copies thereof in its possession, together with the Transfer Materials, the MultiICE, ARM Intellectual Property and all copies of the Software in its possession. Within one month thereafter, LICENSEE will furnish to ARM a certificate signed by a duly authorized officer of LICENSEE that to the best of his or her knowledge, information and belief, after due inquiry, LICENSEE has complied with provisions of this Section 20.1.

20.2 Upon such termination, the provisions of Sections 1 (Definitions), 6 (Ownership of the Software), 8 (License Fees and Royalties to the extent that any payment has accrued and is outstanding), 15 (Confidentiality), 17 (Infringement), 18 (Disclaimer of Consequential Damages), 20 (Effect of Termination) and 21 (General) shall survive termination.

21.    GENERAL

21.1 All communications between the parties including, but not limited to, notices, royalty reports, error or bug reports, the exercise of options, and support requests shall be in the English language.

The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***"

23rd April 2001                   CONFIDENTIAL                    LEX-TLA-1951-G

21.2 All notices which are required to be given hereunder shall be in writing and shall be sent to the address of the recipient set out in this Agreement or such other address as the recipient may designate by notice given in accordance with the provisions of this Section 21.2. Any such notice may be delivered personally, by commercial overnight courier or facsimile transmission which shall be followed by a hard copy and shall be deemed to have been served if by hand when delivered, if by commercial overnight courier 48 hours after deposit with such courier, and if by facsimile transmission when dispatched.

21.3 Neither party shall assign or otherwise transfer this Agreement or any of its rights and obligations hereunder whether in whole or in part without the prior written consent of the other.

21.4 Neither party shall be liable for any failure or delay in its performance under this Agreement due to causes, including, but not limited to, acts of God, acts of civil or military authority, fires, epidemics, floods, earthquakes, riots, wars, sabotage, third party industrial disputes and governments actions, which are beyond its reasonable control; provided that the delayed party: (i) gives the other party written notice of such cause promptly, and in any event within fourteen (14) days of discovery thereof; and (ii) uses its reasonable efforts to correct such failure or delay in its performance. The delayed party's time for performance or cure under this Section 21.4 shall be extended for a period equal to the duration of the cause.

21.5 ARM and LICENSEE are independent parties. Neither company nor their employees, consultants, contractors or agents, are agents, employees or joint venturers of the other party, nor do they have the authority to bind the other party by contract or otherwise to any obligation. Neither party will represent to the contrary, either expressly, implicitly, by appearance or otherwise.

21.6 The parties agree that the terms and conditions of this Agreement shall be treated as Confidential Information hereunder and shall not be disclosed without the consent of both parties.

21.7 Failure by either party to enforce any provision of this Agreement shall not be deemed a waiver of future enforcement of that or any other provision.

21.8 If any provision of this Agreement, or portion thereof, is determined to be invalid or unenforceable the same will be enforced to the maximum extent permissible so as to effect the intent of the parties, and the remainder of this Agreement will continue in full force and effect.

21.9 The headings to the sections of this Agreement are for ease of reference only and shall not affect the interpretation or construction of this Agreement.

21.10 This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

21.11 This Agreement, including all Schedules and documents referenced herein, constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes and replaces all prior or contemporaneous understandings or agreements, written or oral, regarding the subject matter. No amendment to, or modification of, this Agreement shall be binding unless in writing and signed by a duly authorized representative of both parties, except that ARM may unilaterally revise the trademark guidelines in Schedule 5 of this Agreement as provided in
       Section 7.2 hereof.

21.12 This Agreement shall be governed by and construed in accordance with the laws of England.

The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***"

23rd April 2001                   CONFIDENTIAL                    LEX-TLA-1951-G

IN WITNESS WHEREOF the parties have caused this Agreement to be executed by their duly authorized representative:


ARM LIMITED:                                 MARVELL INTERNATIONAL LTD.

--------------------------------------------------------------------------------
SIGNED:                                          SIGNED:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NAME:                                            NAME:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TITLE:                                           TITLE:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DATE:                                            DATE:
--------------------------------------------------------------------------------

The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***"

23rd April 2001                   CONFIDENTIAL                    LEX-TLA-1951-G

SCHEDULE 1

--------------------------------------------------------------------------------
Item     Part Number       Description                                Status
--------------------------------------------------------------------------------

Note: The last column of the deliverable lists show the confidentiality status of the deliverable. C - confidential, L - limited confidential and N - non-confidential.

SECTION 1

                         GENERIC CORE TRANSFER MATERIALS

PART A

ARCHITECTURAL SPECIFICATION

------------------------------------------------------------------------------------------------
A1       AR010-DA-00001    ARM Architecture Reference Manual: DDI 0100E - Frame Format    N
------------------------------------------------------------------------------------------------
A2       AR010-DA-03001    ARM Architecture Reference Manual: DDI 0100E - PDF Format      N
------------------------------------------------------------------------------------------------

PART B

DOCUMENTATION

------------------------------------------------------------------------------------------------
B1       GD010-DC-01002    CRF (tabular test vector format) syntax                        N
------------------------------------------------------------------------------------------------

PART C

IN CIRCUIT EMULATION AND DEVELOPMENT HARDWARE

------------------------------------------------------------------------------------------------
C1       KPI-0019A         MultiICE Interface Unit                                        N
------------------------------------------------------------------------------------------------

The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***"

23rd April 2001                   CONFIDENTIAL                    LEX-TLA-1951-G

SECTION 2


                 SYNTHESIZABLE ARM946E-S CORE TRANSFER MATERIALS

PART A - TECHNICAL REFERENCE MANUAL

ARM946E-S CORE TECHNICAL REFERENCE MANUAL

------------------------------------------------------------------------------------------------

 A1      AT170-DA-03001     ARM9E-S Technical Reference Manual: DDI-0165 - PDF format         N
------------------------------------------------------------------------------------------------
 A2      AT170-DA-00001     ARM9E-S Technical Reference Manual: DDI-0165 - Frame format       N
------------------------------------------------------------------------------------------------
 A3      AT210-DA-03001     ARM946E-S Technical Reference Manual: DDI-0155 - PDF format       N
------------------------------------------------------------------------------------------------
 A4      AT210-DA-00001     ARM946E-S Technical Reference Manual: DDI-0155 - Frame format     N
------------------------------------------------------------------------------------------------

PART B - IMPLEMENTATION GUIDE

ARM946E-S CORE IMPLEMENTATION GUIDE

------------------------------------------------------------------------------------------------
 B1      AT170-DC-02008     ARM9E-S Implementation Guide: DII-0003 - PDF format               L
------------------------------------------------------------------------------------------------
 B2      AT210-DC-02008     ARM946E-S Implementation Guide: DII-0005 - PDF format             L
------------------------------------------------------------------------------------------------

PART C - ARM CORE SYNTHESISABLE SOURCE

ARM946E-S CORE SYNTHESISABLE VERILOG

------------------------------------------------------------------------------------------------
 C1      AT170-MN-22100     ARM9E-S Synopsys Synthesisable Verilog                            C
         AT170-MN-01001     Command Files for Synthesis of ARM9E-S Verilog from Specifiable
                            Library
------------------------------------------------------------------------------------------------
 C2      AT210-MN-22100     ARM946E-S Synopsys Synthesisable Verilog                          C
         AT210-MN-01001     Command Files for Synthesis of ARM946E-S Verilog from
         AT210-DE-14001     Specifiable Library
                            Command Files for Synthesis of ARM946E-S Verilog from GTECH
                            Library
------------------------------------------------------------------------------------------------
 C3      AT210-DE-15001     ARM946E-S Synthesized Netlist on GTECH Library from Verilog       C
                            Source
------------------------------------------------------------------------------------------------

PART D - FUNCTIONAL TEST VECTORS

ARM946E-S CORE TEST VECTORS

------------------------------------------------------------------------------------------------
 D1      AT210-VE-01001     ARM946E-S Core Instruction Execution Vectors in CRF Format        L
------------------------------------------------------------------------------------------------
 D2      AT210-VE-05001     ARM946E-S Core Speed Characterization Vectors in CRF Format       L
------------------------------------------------------------------------------------------------

PART E - TEST CHIP

ARM946E-S TEST CHIP DOCUMENTATION

------------------------------------------------------------------------------------------------
 E1      AT211-DA-03001     ARM946E-S Core Test Chip Implementation Guide DXI-0113 - PDF      C
                            format
------------------------------------------------------------------------------------------------
 E2      AT211-DC-01---     ARM946E-S Core Test Chip Validation Report (--- Partner ref.)     L
------------------------------------------------------------------------------------------------

PART F - TEST CHIP SYNTHESISABLE SOURCE

ARM946E-S TEST CHIP SYNTHESISABLE VERILOG

------------------------------------------------------------------------------------------------
 F1      AT211-MN-22100     ARM946E-S Core Test Chip Synopsys Synthesisable Verilog           C
         AT211-MN-01001     Command Files for Synthesis of ARM946E-S Test Chip Verilog
------------------------------------------------------------------------------------------------

The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***"

23rd April 2001                   CONFIDENTIAL                    LEX-TLA-1951-G

PART G - TEST CHIP VALIDATION ENVIRONMENT

ARM946E-S TEST CHIP VALIDATION VERILOG

------------------------------------------------------------------------------------------------
 G1      AT211-MN-22101     ARM946E-S Core Test Chip Verilog Validation Environment           C
------------------------------------------------------------------------------------------------

PART H - AVS

ARM946E-S TEST CHIP VALIDATION

------------------------------------------------------------------------------------------------
 H1      AT211-VA-04001     ARM946E-S Core Test Chip Validation Suite Binaries                C
------------------------------------------------------------------------------------------------

PART I - TEST CHIP FUNCTIONAL TEST VECTORS

ARM946E-S TEST CHIP TEST VECTORS

------------------------------------------------------------------------------------------------
 I1      AT211-VE-01001     ARM946E-S Core Test Chip Instruction Execution Vectors in CRF     L
                            Format
------------------------------------------------------------------------------------------------
 I2      AT211-VE-05001     ARM946E-S Core Test Chip Speed Characterization Vectors in CRF    L
                            Format
------------------------------------------------------------------------------------------------
 I3      AT211-VE-05003     ARM946E-S Core Test Chip Power Characterization Vectors in CRF    L
                            Format
------------------------------------------------------------------------------------------------

PART J - VALIDATION KIT

ARM946E-S VALIDATION HARDWARE

------------------------------------------------------------------------------------------------
 J1      KPI-0061A          ARM946E-S Validation Kit                                          C
------------------------------------------------------------------------------------------------

PART K - TEST

ARM946E-S TEST PROGRAMS

------------------------------------------------------------------------------------------------
 K1      AT210-VE-02001     ARM946E-S Instruction Execution Vectors Source                    C
------------------------------------------------------------------------------------------------
 K2      AT210-VE-07001     ARM946E-S Speed Characterization Vectors Source                   C
------------------------------------------------------------------------------------------------
 K3      AT210-VE-09001     ARM946E-S Power Characterization Vectors Source                   C
------------------------------------------------------------------------------------------------

SECTION 2


                 SYNTHESIZABLE ARM966E-S CORE TRANSFER MATERIALS


PART A -TECHNICAL REFERENCE MANUAL
ARM966E-S CORE PRODUCT SPECIFICATION

------------------------------------------------------------------------------------------------
 A1      AT200-DA-00001     ARM966E-S Core Technical Reference Manual: DDI-0164 - Frame       N
                            Format
------------------------------------------------------------------------------------------------
 A2      AT200-DA-03001     ARM966E-S Core Technical Reference Manual: DDI-0164 - PDF Format  N
------------------------------------------------------------------------------------------------

PART B -IMPLEMENTATION GUIDE
ARM966E-S CORE DOCUMENTATION

------------------------------------------------------------------------------------------------
 B1      AT200-DC-02008     ARM966E-S Core Implementation Guide: DII-0004 - PDF Format        L
------------------------------------------------------------------------------------------------

PART C -ARM CORE SYNTHESIZABLE SOURCE
ARM966E-S CORE SYNTHESISABLE VHDL

The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***"

23rd April 2001                   CONFIDENTIAL                    LEX-TLA-1951-G

------------------------------------------------------------------------------------------------
 C1      AT200-MN-21100     ARM966E-S Synopsys Synthesisable VHDL                             C
         AT200-MN-01002     Command Files for Synthesis of ARM966E-S VHDL from Specifiable
         AT200-DE-14002     Library Command Files for Synthesis of ARM966E-S VHDL from
                            GTECH Library
------------------------------------------------------------------------------------------------
 C2      AT200-DE-12001     ARM966E-S Synthesised Netlist on GTECH Library from VHDL Source   C
------------------------------------------------------------------------------------------------

PART D -SYNTHESIZABLE FUNCTIONAL TEST VECTORS
ARM966E-S CORE TEST VECTORS

------------------------------------------------------------------------------------------------
 D1      AT200-VE-01001     ARM966E-S Core Instruction Execution Vectors in CRF Format        L
------------------------------------------------------------------------------------------------
 D2      AT200-VE-01002     ARM966E-S Core Instruction Execution Vectors in WGL Format        L
------------------------------------------------------------------------------------------------
 D3      AT200-VE-05001     ARM966E-S Core Speed Characterisation Vectors in CRF Format       L
------------------------------------------------------------------------------------------------
 D4      AT200-VE-05002     ARM966E-S Core Speed Characterisation Vectors in WGL Format       L
------------------------------------------------------------------------------------------------

PART E- TEST CHIP
ARM966E-S TEST CHIP DOCUMENTATION

------------------------------------------------------------------------------------------------
 E1      AT201-DA-00001     ARM966E-S Test Chip Implementation Guide DXI-0115                 C
------------------------------------------------------------------------------------------------
 E2      AT201-DC-01***     ARM966E-S Test Chip Evaluation Report  (*** Partner ref.)         L
------------------------------------------------------------------------------------------------

PART F TEST CHIP SYNTHESIZABLE SOURCE
ARM966E-S TEST CHIP SYNTHESISABLE VHDL

------------------------------------------------------------------------------------------------
 F1      AT200-MN-21100     ARM966E-S Test Chip Synopsys Synthesisable VHDL                   C
         AT200-MN-01002     Command Files for Synthesis of ARM966E-S Test Chip VHDL
------------------------------------------------------------------------------------------------

PART G- TEST CHIP VALIDATION ENVIRONMENT
ARM966E-S TEST CHIP VALIDATION VHDL

------------------------------------------------------------------------------------------------
 G1      AT201-MN-21101     ARM966E-S Test Chip VHDL Validation Environment                    C
------------------------------------------------------------------------------------------------

PART H- AVS
ARM966E-S TEST CHIP VALIDATION

------------------------------------------------------------------------------------------------
 H1      AT201-VA-01002     ARM966E-S Test Chip Validation Suite Binaries                      C
------------------------------------------------------------------------------------------------

PART I- SYNTHESIZABLE TEST CHIP FUNCTIONAL TEST VECTORS
 ARM966E-S TEST CHIP TEST VECTORS

------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
 I1      AT201-VE-01001     ARM966E-S Test Chip Instruction Execution Vectors in CRF Format    L
------------------------------------------------------------------------------------------------
 I2      AT201-VE-01002     ARM966E-S Test Chip Instruction Execution Vectors in WGL Format    L
------------------------------------------------------------------------------------------------
 I3      AT201-VE-05001     ARM966E-S Test Chip Speed Characterisation Vectors in CRF Format   L
------------------------------------------------------------------------------------------------
 I4      AT201-VE-05002     ARM966E-S Test Chip Speed Characterisation Vectors in WGL Format   L
------------------------------------------------------------------------------------------------
 I5      AT201-VE-05003     ARM966E-S Test Chip Power Characterisation Vectors in CRF Format   L
------------------------------------------------------------------------------------------------
 I6      AT201-VE-05004     ARM966E-S Test Chip Power Characterisation  Vectors in WGL Format  L
------------------------------------------------------------------------------------------------

PART J -VALIDATION HARDWARE
ARM966E-S VALIDATION HARDWARE

------------------------------------------------------------------------------------------------
 J1      KPI-0055A          ARM966E-S Test Chip Validation Kit                                 C
------------------------------------------------------------------------------------------------

PART K -TEST
ARM966E-S CORE TEST PROGRAMS

------------------------------------------------------------------------------------------------
 K1      AT200-VE-02001     ARM966E-S Instruction Execution Vectors Source                    C
------------------------------------------------------------------------------------------------

The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***"

23rd April 2001                   CONFIDENTIAL                    LEX-TLA-1951-G

------------------------------------------------------------------------------------------------
 K2      AT200-VE-07001     ARM966E-S Speed Characterisation Vectors Source                   C
------------------------------------------------------------------------------------------------
         AT200-VE-09001     ARM966E-S Power Characterisation Vectors Source                   C
 K3
------------------------------------------------------------------------------------------------

The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***"

23rd April 2001                   CONFIDENTIAL                    LEX-TLA-1951-G

SECTION 4

                 EMBEDDED TRACE MODULE (ETM9) TRANSFER MATERIALS

PART A

ETM9 PRODUCT SPECIFICATION

------------------------------------------------------------------------------------------------
A1       TM020-DA-03001          ETM Specification: IHI 0014 - pdf format                    N
------------------------------------------------------------------------------------------------
A2       TM020-DC-11001          Errata List - word format                                   L
------------------------------------------------------------------------------------------------
A3       TM020-DC-02008          ETM9 Implementation Guide: DII 0002 - pdf format            C
------------------------------------------------------------------------------------------------
A4       TM020-DA-03002          ETM9 Technical Reference Manual DDI 0157 - pdf format       N
------------------------------------------------------------------------------------------------

PART B

ETM9 SYNTHESIZABLE VERILOG

------------------------------------------------------------------------------------------------
B1       TM020-MN-22100          ETM9 Synthesizable Verilog                                  C
------------------------------------------------------------------------------------------------
B2       TM020-MN-01001          ETM9 Verilog Synthesis Command Files                        C
------------------------------------------------------------------------------------------------

PART C

ETM9 TEST AND VALIDATION

------------------------------------------------------------------------------------------------
C1        TM020-VE-01001         ETM9 Application Vectors in CRF Format                      L
------------------------------------------------------------------------------------------------
C2        TM020-VE-01002         ETM9 Application Vectors in .wgl format                     L
------------------------------------------------------------------------------------------------
C3        TM020-MN-22101         ETM9 Verilog Validation Environment (for ARM9E-S)           C
------------------------------------------------------------------------------------------------
C4        TM020-VA-04001         ETM9 Validation Suite Binaries - Verilog                    C
------------------------------------------------------------------------------------------------
C5        TM020-SW-01001         Validation programs in source (assembler)                   L
------------------------------------------------------------------------------------------------

PART D

ETM9 SYNTHESIZED VERILOG ON GTECH LIBRARY

------------------------------------------------------------------------------------------------
D1        TM020-DE-14001         ETM9 Verilog GTECH Synthesis Command Files                  C
------------------------------------------------------------------------------------------------
D2        TM020-DE-15001         ETM9 Synthesized Netlist on GTECH Library from Verilog      C
                                 Source (includes small medium and large configurations)
------------------------------------------------------------------------------------------------

The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***"

23rd April 2001                   CONFIDENTIAL                    LEX-TLA-1951-G

                                   SCHEDULE 2

                                DELIVERY SCHEDULE

---------------------------------------------------------------------------------------------------
MATERIALS                                           DELIVERY DATE
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
                                                     TBD
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
GENERIC CORE TRANSFER MATERIALS
---------------------------------------------------------------------------------------------------
Schedule 1 Section 1 Part A                         Within  thirty (30) days of the Effective Date
---------------------------------------------------------------------------------------------------
Schedule 1 Section 1 Part B                         Within  thirty (30) days of the Effective Date
---------------------------------------------------------------------------------------------------
Schedule 1 Section 1 Part C                         Within  thirty (30) days of the Effective Date
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
                                                    ARM946E-S CORE TRANSFER MATERIALS
---------------------------------------------------------------------------------------------------
Schedule 1 Section 2 Part A                         Within  thirty (30) days of the Effective Date
---------------------------------------------------------------------------------------------------
Schedule 1 Section 2 Part B                         Within  thirty (30) days of the Effective Date
---------------------------------------------------------------------------------------------------
Schedule 1 Section 2 Part C                         Within  thirty (30) days of the Effective Date
---------------------------------------------------------------------------------------------------
Schedule 1 Section 2 Part D                         Within  thirty (30) days of the Effective Date
---------------------------------------------------------------------------------------------------
Schedule 1 Section 2 Part E                         Within  thirty (30) days of the Effective Date
---------------------------------------------------------------------------------------------------
Schedule 1 Section 2 Part F                         Within  thirty (30) days of the Effective Date
---------------------------------------------------------------------------------------------------
Schedule 1 Section 2 Part G                         Within  thirty (30) days of the Effective Date
---------------------------------------------------------------------------------------------------
Schedule 1 Section 2 Part H                         Within  thirty (30) days of the Effective Date
---------------------------------------------------------------------------------------------------
Schedule 1 Section 2 Part I                         Within  thirty (30) days of the Effective Date
---------------------------------------------------------------------------------------------------
Schedule 1 Section 2 Part J                         Within  thirty (30) days of the Effective Date
---------------------------------------------------------------------------------------------------
Schedule 1 Section 2 Part K                         Within  thirty (30) days of the Effective Date
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
ARM966E-S CORE TRANSFER MATERIALS
---------------------------------------------------------------------------------------------------
Schedule 1 Section 2 Part A                         Within  thirty (30) days of the Effective Date
---------------------------------------------------------------------------------------------------
Schedule 1 Section 2 Part B                         Within  thirty (30) days of the Effective Date
---------------------------------------------------------------------------------------------------
Schedule 1 Section 2 Part C                         Within  thirty (30) days of the Effective Date
---------------------------------------------------------------------------------------------------
Schedule 1 Section 2 Part D                         Within  thirty (30) days of the Effective Date
---------------------------------------------------------------------------------------------------
Schedule 1 Section 2 Part E                         Within  thirty (30) days of the Effective Date
---------------------------------------------------------------------------------------------------
Schedule 1 Section 2 Part F                         Within  thirty (30) days of the Effective Date
---------------------------------------------------------------------------------------------------
Schedule 1 Section 2 Part G                         Within  thirty (30) days of the Effective Date
---------------------------------------------------------------------------------------------------
Schedule 1 Section 2 Part H                         Within  thirty (30) days of the Effective Date
---------------------------------------------------------------------------------------------------
Schedule 1 Section 2 Part I                         Within  thirty (30) days of the Effective Date
---------------------------------------------------------------------------------------------------
Schedule 1 Section 2 Part J                         Within  thirty (30) days of the Effective Date
---------------------------------------------------------------------------------------------------
Schedule 1 Section 2 Part K                         Within  thirty (30) days of the Effective Date
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
ETM9 TRANSFER MATERIALS
---------------------------------------------------------------------------------------------------
Schedule 1 Section 3 Part A                         Within  thirty (30) days of the Effective Date
---------------------------------------------------------------------------------------------------
Schedule 1 Section 3 Part B                         Within  thirty (30) days of the Effective Date
---------------------------------------------------------------------------------------------------
Schedule 1 Section 3 Part C                         Within  thirty (30) days of the Effective Date
---------------------------------------------------------------------------------------------------
Schedule 1 Section 3 Part D                         Within  thirty (30) days of the Effective Date
---------------------------------------------------------------------------------------------------
Schedule 1 Section 3 Part E                         Within  thirty (30) days of the Effective Date
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
ARM946E-S CORE AND ARM966E-S CORE MODELS
---------------------------------------------------------------------------------------------------
Schedule 3 Section 1 Part A                         Within  thirty (30) days of the Effective Date
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------

The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***"

23rd April 2001                   CONFIDENTIAL                    LEX-TLA-1951-G

-------------------------------------------------------------------------------
ETM9 MODELS
-------------------------------------------------------------------------------
Schedule 3 Section 2            Within  thirty (30) days of the Effective Date
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***"

23rd April 2001                   CONFIDENTIAL                    LEX-TLA-1951-G

                                   SCHEDULE 3

                                     MODELS
SECTION 1
PART A

ARM946E-S DESIGN SIGNOFF MODELS

The design signoff models are fully functional C models interfaced to the specified HDL simulator. The models shall be pin, instruction, cycle and phase accurate and model the full function of the ARM946E-S core. Each model shall be validated by running the validation suite prior to release. Each model shall also be delivered together with a CRF vector tester for the specified HDL simulator environment.

ARM946E-S MODELS

Built In Timing Shell and SDF Timing Shell Models (Bundled)

-------------------------------------------------------------------------------------------------
A1       AT210-MS-22602    Verilog HDL wrapped ARM946E-S Core Model          Sun/Solaris    N
-------------------------------------------------------------------------------------------------
A2       AT210-MS-22603    Verilog HDL wrapped ARM946E-S Core Model          HP-UX          N
-------------------------------------------------------------------------------------------------

ARM966E-S CORE

The design signoff models are fully functional C models interfaced to the specified HDL simulator. The models shall be pin, instruction, cycle and phase accurate and model the full function of the ARM966E-S core. Each model shall be validated by running the validation suite prior to release. Each model shall also be delivered together with a CRF vector tester for the specified HDL simulator environment.

ARM966E-S MODELS

Built In Timing Shell and SDF Timing Shell Models (Bundled)

-------------------------------------------------------------------------------------------------
A3       AT200-MS-22602    Verilog HDL wrapped ARM966E-S Core Model            Sun/Solaris  N
-------------------------------------------------------------------------------------------------
A4       AT200-MS-22603    Verilog HDL wrapped ARM966E-S Core Model            HP-UX        N
-------------------------------------------------------------------------------------------------

PART B

DESIGN SIMULATION MODEL OPTIONS FOR ARM946E-S CORE AND ARM966E-S CORE

Multiple model options exist for both the ARM946E-S Core and the ARM966E-S Core. Each option consists of a bundle of models for use with a specific simulator. Current supported platforms are Solaris and HP-UX. Current supported timing formats are a simple C language format and Standard Delay Format (SDF). Note that not all simulators fully support SDF timing format. Support for additional platforms or timing formats introduced by ARM will automatically be included for model options under maintenance.

Current Simulator Options:

1.  Synopsys VSS
2.  Synopsys VCS
3.  IKOS Voyager
4.  Mentor Graphics ModelSim VHDL
5.  Mentor Graphics ModelSim Verilog
6.  Cadence Verilog XL
7.  Cadence Leapfrog

The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***"

23rd April 2001                   CONFIDENTIAL                    LEX-TLA-1951-G

9.     Cadence NC Verilog

The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***"

23rd April 2001                   CONFIDENTIAL                    LEX-TLA-1951-G

SECTION 2
PART A

ETM9 DESIGN SIGN OFF MODELS

Built In C and SDF Timing Shell Models (Bundled)

-------------------------------------------------------------------------------------------------------
A1       TM020-MS-26602         Synopsys VCS ETM9 (small configuration) Design        Sun/Solaris N
                                Simulation Model
-------------------------------------------------------------------------------------------------------
A2       TM020-MS-26605         Synopsys VCS ETM9 (small configuration) Design        HP-UX       N
                                Simulation Model
-------------------------------------------------------------------------------------------------------
A3       TM021-MS-26602         Synopsys VCS ETM9 (medium configuration) Design       Sun/Solaris N
                                Simulation Model
-------------------------------------------------------------------------------------------------------
A4       TM021-MS-26605         Synopsys VCS ETM9 (medium configuration) Design       HP-UX       N
                                Simulation Model
-------------------------------------------------------------------------------------------------------
A5       TM022-MS-26602         Synopsys VCS ETM9 (large configuration) Design        Sun/Solaris N
                                Simulation Model
-------------------------------------------------------------------------------------------------------
A6       TM022-MS-26605         Synopsys VCS ETM9 (large configuration) Design        HP-UX       N
                                Simulation Model
-------------------------------------------------------------------------------------------------------
A7       BST010-MS-26602        Synopsys VCS Boundary Scan Test Box Design            Sun/Solaris N
                                Simulation Model
-------------------------------------------------------------------------------------------------------
A8       BST010-MS-26605        Synopsys VCS Boundary Scan Test Box Design            HP-UX       N
                                Simulation Model
-------------------------------------------------------------------------------------------------------
A9       AT170-MS-26602         Synopsys VCS ARM9E-S Design Simulation Model          Sun/Solaris N
-------------------------------------------------------------------------------------------------------
A10      AT170-MS-26605         Synopsys VCS ARM9E-S Design Simulation Model          HP-UX       N
-------------------------------------------------------------------------------------------------------

The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***"

23rd April 2001                   CONFIDENTIAL                    LEX-TLA-1951-G

                                   SCHEDULE 4

                        FORM OF SUBSIDIARY'S UNDERTAKING


Name of Subsidiary           ___________________________

Address of Subsidiary        ___________________________

                             ___________________________

                             ___________________________

                             ___________________________

The undersigned has read and understood the terms and conditions of the Technology License Agreement between ARM and LICENSEE dated ______________(the "Agreement"). The Subsidiary hereby agrees to be bound by each and every term and condition of the Agreement. The undersigned is duly authorized to execute this undertaking for and on behalf of the Subsidiary.


Signed         _________________________

Name           _________________________

Title          _________________________

Date           _________________________


The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***"

23rd April 2001                   CONFIDENTIAL                    LEX-TLA-1951-G

                                   SCHEDULE 5


                                   TRADEMARKS

         -------------------------------------------------------
         TRADEMARK                       REGISTERED/UNREGISTERED
         -------------------------------------------------------

         PART A

         -------------------------------------------------------
         ARM [logo] Exhibit A            Registered
         -------------------------------------------------------

         PART B

         -------------------------------------------------------
         ARM POWERED [logo] Exhibit B    Registered
         -------------------------------------------------------

                                               PART C

         -------------------------------------------------------
         ARM [logo] Exhibit C            Registered
         -------------------------------------------------------

        PART D

         -------------------------------------------------------
         ARM                             Registered
         -------------------------------------------------------
         MULTIICE                        Registered
         -------------------------------------------------------
         ARM946E-S                       Unregistered
         -------------------------------------------------------
         ETM9 MACROCELL                  Unregistered
         -------------------------------------------------------



       Rules for Trademark Usage

1.     ON DIE ENCAPSULATION

1.1 LICENSEE may apply the Trademark identified in PART A OF THIS SCHEDULE to the die encapsulation of each unit of ARM Compliant Product.

1.2    This is intentionally blank.

1.3 Where LICENSEE is not directly distributing ARM Compliant Products (e.g., where ARM Compliant Products are distributed by LICENSEE's authorised third party distributor), the die encapsulation of each unit of ARM Compliant Product must bear a mark that unambiguously identifies LICENSEE as the source of the ARM Compliant Product. If the die encapsulation cannot accommodate LICENSEE's mark due to the reasons set forth in Sections 1.2.1 - 1.2.3 above, then a prominent statement indicating that LICENSEE is the source of the ARM Compliant Product (e.g., "distributed under rights licensed from LICENSEE") must appear on all product packaging, advertising material or promotional, technical or other documentation, including press releases, associated with the ARM Compliant Product. If the third party distributor refuses to identify LICENSEE as the source of the ARM Compliant Product, then the third party distributor may not identify ARM in any way with the ARM Compliant Product it is distributing.

1.4 Except as agreed in writing by ARM, any application by LICENSEE of the Trademark identified in Part A of this Schedule shall be in accordance with the Trademark Use Guide set out in EXHIBIT A of this Schedule.

2.     ON PRODUCT PACKAGING, DOCUMENTATION, AND COPY

2.1    ARM Powered Logo (Exhibit B)

The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***"

23rd April 2001                   CONFIDENTIAL                    LEX-TLA-1951-G

       2.1.1 LICENSEE SHALL apply the Trademark identified in PART B OF THIS SCHEDULE to any product packaging, advertising material or promotional, technical or other documentation for, or relating to, any ARM Compliant Product distributed under license from ARM; provided, however, that LICENSEE shall not be obliged to apply the Trademark identified in PART B OF THIS SCHEDULE to product packaging where such product packaging is generic to LICENSEE. For the avoidance of doubt, LICENSEE shall apply the Trademark in PART B OF THIS SCHEDULE to product packaging if such product packaging contains any other company's mark or if such product packaging is product-specific.

       2.1.2 Any use or application by LICENSEE of the Trademark identified in PART B OF THIS SCHEDULE shall be in accordance with; (i) the Trademark Use Guide set out IN EXHIBIT B OF THIS SCHEDULE; and
              (ii) with accepted trademark use standards.

2.2    ARM Logo (Exhibit C); Corporate Signature

       2.2.1 Subject to the restriction in Section 2.6 of this Agreement, LICENSEE MAY apply the Trademark identified in PART C OF THIS SCHEDULE to any product packaging, advertising material or promotional, technical or other documentation for, or relating to, any product distributed by LICENSEE under license from ARM which incorporates or takes into use any ARM technology or intellectual property.

       2.2.2 Any application of the Trademark identified in PART C OF THIS SCHEDULE by LICENSEE shall be in accordance with; (i) the Trademark Use Guide in EXHIBIT C OF THIS SCHEDULE; and (ii) with accepted trademark use standards.

       2.2.3 The Trademark identified in PART C OF THIS SCHEDULE may ONLY be used separately and ONLY to identify ARM (including ARM Holdings plc, its operating company ARM Limited, and the regional subsidiaries, ARM, Inc.; ARM KK; and ARM Korea Limited) and may NOT be incorporated into a body of text.

2.3    Other Trademarks

       2.3.1 LICENSEE SHALL apply the appropriate Trademark from those identified in PART D OF THIS SCHEDULE to any product packaging, advertising material or promotional, technical or other documentation relating to the respective product distributed by LICENSEE under license from ARM; provided, however that LICENSEE shall not be obliged to apply the Trademark identified in PART B OF THIS SCHEDULE to product packaging where such product packaging is generic to LICENSEE. For the avoidance of doubt, LICENSEE shall apply the Trademark in PART B OF THIS SCHEDULE to product packaging if such product packaging contains any other company's mark or if such product packaging is product-specific.

       2.3.2 Any use of the Trademarks identified in PART D OF THIS SCHEDULE by LICENSEE shall be in accordance with accepted trademark use standards including but not limited to the following;

                     (i) use of the Trademarks only in conjunction with a generic term for the respective product (e.g. ARM processor, where processor is the generic term); and

                     (ii) avoiding use of the Trademark, ARM, in the possessive (e.g. ARM's processor).

3.     ON WEBSITE

       3.1 LICENSEE MAY apply the Trademarks identified in PART D OF THIS SCHEDULE to the page(s) of LICENSEE's website relating to any ARM Compliant Product distributed under license from ARM. Any use or application by LICENSEE on its website of the Trademarks identified in PART D OF THIS SCHEDULE shall be in accordance with:
              (i) accepted trademark use standards; and (ii) the restrictions in
              Section 2.3.2 above.

The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***"

23rd April 2001                   CONFIDENTIAL                    LEX-TLA-1951-G

       3.2 LICENSEE MAY use the Trademark identified in PART C OF THIS SCHEDULE to create a hyperlink between LICENSEE's website and the primary page of ARM's website. Any use or application by LICENSEE on its website of the Trademarks identified in Part D of this Schedule shall be in accordance with; (i) the Trademark Use Guides set out in EXHIBIT C OF THIS SCHEDULE; (ii) accepted trademark use standards; and (iii) the restriction in Section 2.2.3 above.


       3.3 LICENSEE SHALL apply the Trademark identified in PART B OF THIS SCHEDULE to all LICENSEE web site pages referencing LICENSEE products containing ARM Compliant Products.

4. Where any registered Trademark (as identified in Parts A through D of this Schedule 5) is applied to any product packaging, advertising material or promotional, technical or other documentation relating to any product distributed under license from ARM, then for each prominent use and the first use in any text of any such mark the mark must appear with the symbol "(R)" at the upper right corner of the mark.

5. Where any unregistered Trademark (as identified in Parts A through D of this Schedule 5) is applied to any product packaging, advertising material and promotional, technical or other documentation relating to the any product distributed under license from ARM, then for each prominent use and the first use in any text of any such mark the mark must appear with the symbol "TM" at the upper right corner of the mark.

6. LICENSEE shall include appropriate notices in substantially the following form on any product packaging, advertising material and promotional, technical or other documentation relating to any product distributed under license from ARM;

       For registered Trademarks

       "[Cite Trademark(s)] is [are] the registered trademark(s) of ARM Limited.

       For unregistered Trademarks

       "[Cite Trademark(s)] is [are] the trademark(s) of ARM Limited.

7. ARM will provide its LICENSEE with camera ready and electronic artwork of the Trademarks together with specific Pantone colour references. The Trademarks must not be altered or modified in any way. The Trademarks may be used in black and white or the exact colour reference identified in the relevant Exhibit.

8. In addition to the rules set out above ARM may provide LICENSEE with additional instructions relating to the use of the Trademarks from time to time which LICENSEE shall follow in its use of the Trademarks.

The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***"

23rd April 2001                   CONFIDENTIAL                    LEX-TLA-1951-G

                                    EXHIBIT A

TRADEMARK USE GUIDE


                                   [ARM LOGO]


The mark must appear exactly as shown in this guide; the elements, proportions and relationships must not change. The mark is available in stat repro form and in .eps for Macintosh or .WMF for PC platforms. These formats ensure the highest possible reproduction quality. However, should you need another format for a specific project, please contact your local ARM office for advice.

When produced in colour, the mark should be printed in Pantone 314 blue. Process colour reproduction may not match Pantone-identified solid colour standards.

When specifying the colour of the mark with process inks, the correct mix is:

CYAN                                                                         100
--------------------------------------------------------------------------------
MAGENTA                                                                        0
-------------------------------------------------------------------------------
YELLOW                                                                       8.5
--------------------------------------------------------------------------------
BLACK                                                                         34
--------------------------------------------------------------------------------

-      DO NOT ALTER OR DEFORM THE SHAPE OF THE MARK.

- DO NOT REPLACE THE LOGOTYPE WITH A DIFFERENT TYPEFACE OR ATTEMPT TO MIMIC THE LOGOTYPE TYPEFACE.

-      DO NOT PLACE COMPETING VISUAL ELEMENTS CLOSE TO THE MARK.

- DO NOT SET TYPE NEAR TO THE MARK THAT COULD BE CONSTRUED AS A CORPORATE SLOGAN OR MOTTO.

The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***"

23rd April 2001                   CONFIDENTIAL                    LEX-TLA-1951-G

                                    EXHIBIT B

TRADEMARK USE GUIDE

                                  [ARM LOGOS]

The mark must appear exactly as shown in this guide; the elements, proportions and relationships must not change. The mark is available in stat repro form and in .eps for Macintosh or .WMF for PC platforms. These formats ensure the highest possible reproduction quality. However, should you need another format for a specific project, please contact your local ARM office for advice.

When produced in colour, the mark should be printed in Pantone 314 blue. Process colour reproduction may not match Pantone-identified solid colour standards.

When specifying the colour of the mark with process inks, the correct mix is:

CYAN                                                                         100
--------------------------------------------------------------------------------
MAGENTA                                                                        0
-------------------------------------------------------------------------------
YELLOW                                                                       8.5
--------------------------------------------------------------------------------
BLACK                                                                         34
--------------------------------------------------------------------------------

-      DO NOT ALTER OR DEFORM THE SHAPE OF THE MARK.

- DO NOT REPLACE THE LOGOTYPE WITH A DIFFERENT TYPEFACE OR ATTEMPT TO MIMIC THE LOGOTYPE TYPEFACE.

-      DO NOT PLACE COMPETING VISUAL ELEMENTS CLOSE TO THE MARK.

- DO NOT SET TYPE NEAR TO THE MARK THAT COULD BE CONSTRUED AS A CORPORATE SLOGAN OR MOTTO.

The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***"

23rd April 2001                   CONFIDENTIAL                    LEX-TLA-1951-G

                                    EXHIBIT C

TRADEMARK USE GUIDE

                                  [ARM LOGOS]

The mark must appear exactly as shown in this guide; the elements, proportions and relationships must not change. The mark is available in stat repro form and in .eps for Macintosh or .WMF for PC platforms. These formats ensure the highest possible reproduction quality. However, should you need another format for a specific project, please contact your local ARM office for advice.

When produced in colour, the mark should be printed in Pantone 314 blue. Process colour reproduction may not match Pantone-identified solid colour standards.

When specifying the colour of the mark with process inks, the correct mix is:

CYAN                                                                         100
--------------------------------------------------------------------------------
MAGENTA                                                                        0
-------------------------------------------------------------------------------
YELLOW                                                                       8.5
--------------------------------------------------------------------------------
BLACK                                                                         34
--------------------------------------------------------------------------------

-      DO NOT ALTER OR DEFORM THE SHAPE OF THE MARK.

- DO NOT REPLACE THE LOGOTYPE WITH A DIFFERENT TYPEFACE OR ATTEMPT TO MIMIC THE LOGOTYPE TYPEFACE.

-      DO NOT PLACE COMPETING VISUAL ELEMENTS CLOSE TO THE MARK.

- DO NOT SET TYPE NEAR TO THE MARK THAT COULD BE CONSTRUED AS A CORPORATE SLOGAN OR MOTTO.

The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***"

23rd April 2001                   CONFIDENTIAL                    LEX-TLA-1951-G

                                   SCHEDULE 6

       RUNNING ROYALTY PAYMENT TERMS

Currency:         US Dollars

Frequency:        During the term of this Agreement, at the end of each Quarter of each year in which Royalties are payable.

When due:         Within thirty (30) days after the end of each Quarter,
                  LICENSEE shall deliver the Royalty Report by first class mail or email and pay the Royalties.

What is due:      Payment by telegraphic transfer to National Westminster Bank
                  PLC, 56 St. Andrews Street, Cambridge, CB2 3DA, UK.

                  Account name:     ARM Limited
                  Account No:       ***
                  Sort Code:        ***
                  SWIFT code:       ***

Royalty Report:   Each Royalty Report shall contain no less information than is set forth in Exhibit 1 to this Schedule 6.

Where sent:       To the address for ARM set forth in this Agreement via first class mail.

The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***"

23rd April 2001                   CONFIDENTIAL                    LEX-TLA-1951-G

                                    EXHIBIT 1

FORM OF ROYALTY REPORT


PART A


CUMULATIVE SALES OF ARM CORES PER DESIGN


------------------------------------------------------------------------------------------------
ARM DESIGN                       VOLUME BREAK POINTS            NUMBER OF ARM      APPLICABLE
                                                               CORES PER DESIGN       RATE
                                                                 DISTRIBUTED
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                                                                     $XXX
------------------------------------------------------------------------------------------------
                                                                                     $XXX
------------------------------------------------------------------------------------------------
                                                                                     $XXX
------------------------------------------------------------------------------------------------
                                                                                     $XXX
------------------------------------------------------------------------------------------------
                                                                                     $XXX
------------------------------------------------------------------------------------------------
                                                                                     $XXX
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
TOTAL ROYALTY DUE                                                                    $XXXXX
------------------------------------------------------------------------------------------------


PART B

       During the term of this Agreement, LICENSEE shall, upon ARM's request, discuss with ARM details of LICENSEE's product lines and product plans for the following Quarter which are expected to incorporate any ARM Intellectual Property. Such information shall be non-binding, supplied in good faith and treated as Confidential Information of LICENSEE.

The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***"

23rd April 2001                   CONFIDENTIAL                    LEX-TLA-1951-G

                                   SCHEDULE 7

                            SOFTWARE END USER LICENSE

       MARVELL INTERNATIONAL LIMITED. ("LICENSEE") hereby grants and the END USER hereby accepts a non transferable and non-exclusive license to use the Software under the following terms and conditions:

1. Ownership. The Software is the property of LICENSEE and/or its licensors. The END USER acquires no title, right or interest in the Software other than the license rights granted herein.

2. Use. The END USER may use the Software on any one computer at one time except that the Software may be executed from a common disc shared by multiple CPUs provided that one authorized copy of the Software has been licensed from LICENSEE for each CPU executing the Software. END USER shall not reverse engineer, decompile or disassemble the Software, in whole or in part.

3. Copies. The END USER may make copies of the Software for back up and archival purposes only. All copies of the Software must bear the same notice(s) contained on the original copies supplied by LICENSEE.

4. Software Limited Warranty. LICENSEE warrants that the disks containing the Software shall be free from defects and workmanship under normal use and the programs will perform in accordance with the accompanying documentation for a period of ninety (90) days from the date of delivery. Any written or oral information or advice given by LICENSEE distributors, agents or employees will in no way increase the scope of this warranty. LICENSEE's entire liability and the END USER's exclusive remedy will be, at LICENSEE's sole option, to replace the disk or to use LICENSEE's reasonable efforts to make the Software meet the warranty set forth above. Any replacement Software will be warranted for the remainder of the original warranty period or thirty (30) days, whichever is the longer. The END USER agrees that the supply of the Software does not include updates and upgrades, which may be available from LICENSEE under a separate support agreement.

THE ABOVE WARRANTIES ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES, WHETHER EXPRESS OR IMPLIED INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

       IN NO EVENT SHALL LICENSEE BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES RESULTING FROM ITS PERFORMANCE OR FAILURE TO PERFORM UNDER THIS AGREEMENT OR THE FURNISHING, PERFORMANCE, OR USE OF ANY SOFTWARE LICENSED HERETO, WHETHER DUE TO BREACH OF CONTRACT, BREACH OF WARRANTY, OR NEGLIGENCE EVEN IF LICENSEE HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

       THE MAXIMUM LIABILITY OF LICENSEE SHALL BE LIMITED TO REFUND TO THE END USER THE FEE PAID BY THE END USER FOR THE SOFTWARE.

5. Assignment of the Agreement. This Agreement and any license granted hereunder to the END USER may not be assigned, sub-licensed or otherwise transferred by the END USER to any third party without the prior written consent of LICENSEE. Transfer to a U.S. government department or agency or to a prime or lower tier contractor in connection with a U.S. government contract shall be made only upon the prior written agreement to terms agreed by LICENSEE.

6. Terms and Termination. This Agreement and licenses granted hereunder may be terminated forthwith by LICENSEE by written notice to the END USER in case of
(i) breach by the END USER of any provisions of this Agreement, and (ii) non-payment by the END USER in due time of any sum due from the END USER in consideration of delivery and license of this Software.

The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***"

23rd April 2001                   CONFIDENTIAL                    LEX-TLA-1951-G

              Upon termination of this Agreement and of the license granted hereunder, the END USER shall refrain from any further use of the Software, and LICENSEE may request either the destruction of any copy of the Software, in any form, in the possession of the END USER or the return of the same to LICENSEE.

7. Applicability. The limitations and exclusions above may not apply in certain countries or states where they conflict with local law. In cases where such a conflict exists the local law shall prevail and the remaining provisions of the Agreement shall remain in full force and effect.

The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***"

23rd April 2001                   CONFIDENTIAL                    LEX-TLA-1951-G

                                   SCHEDULE 8


                                PAYMENT SCHEDULE



All sums due in accordance with the provisions of this Schedule shall be payable forty-five (45) days from receipt by LICENSEE of ARM's invoice therefor.

PART A

---------------------------------------------------------------------------------------------------
     TECHNOLOGY LICENSE FEES             PRICE US$                    PAYMENT DUE DATE
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
ARM946E-S CORE LICENSE FEE                US$***           US$*** on Effective Date

---------------------------------------------------------------------------------------------------
                                                           US$*** on the first anniversary of the
                                                           Effective Date
---------------------------------------------------------------------------------------------------
                                                           US$*** on the second anniversary of the
                                                           Effective Date
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
ARM966E-S CORE LICENSE FEE                US$***           US$*** on Effective Date
---------------------------------------------------------------------------------------------------
                                                           US$*** on the first anniversary of the
                                                           Effective Date
---------------------------------------------------------------------------------------------------
                                                           US$*** on the second anniversary of the
                                                           Effective Date
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
ETM9 MACROCELL LICENSE FEE                US$***           US$*** on Effective Date
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

PART B

---------------------------------------------------------------------------------------------------
        MODEL OPTION FEE                 PRICE US$         PAYMENT DUE DATE
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Model Option Fee per additional            US$***          With notice submitted in accordance
simulator specific Model.                                  with Section 4.3.
---------------------------------------------------------------------------------------------------

PART C

---------------------------------------------------------------------------------------------------
     ARM CORE MAINTENANCE FEE              PRICE           PAYMENT DUE DATE
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
  Core Maintenance Fee Year 1             US$***           On the Effective Date
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
  Core Maintenance Fee Year 2             US$***           On the first anniversary of the
                                                           Effective Date.
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                            TBD            On the second and each subsequent
  Maintenance for subsequent                               anniversary of the Effective Date
  years to be negotiated in good                           subject to request by LICENSEE.
  faith between the parties
---------------------------------------------------------------------------------------------------

The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***"

23rd April 2001                   CONFIDENTIAL                    LEX-TLA-1951-G

---------------------------------------------------------------------------------------------------
     MACROCELL MAINTENANCE FEE             PRICE           PAYMENT DUE DATE
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
  ETM9 MACROCELL
---------------------------------------------------------------------------------------------------
  Maintenance Fee Year 1                  US$***           On the Effective Date
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
  Maintenance Fee Year 2                  US$***           On the first anniversary of the
                                                           Effective Date.
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
  Maintenance for subsequent years          TBD            On the second and each subsequent
  to be negotiated in good faith                           anniversary of the Effective Date
  between the parties                                      subject to request by LICENSEE.
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

PART D

---------------------------------------------------------------------------------------------------
     SOFTWARE MAINTENANCE FEE              PRICE           PAYMENT DUE DATE
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
  Fee for Year 1                          US$***           On the Effective Date
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
  Fee for Year 2                          US$***           On the first anniversary of the
                                                           Effective Date
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
  Fee for Year 3                          US$***           On the second anniversary of the
                                                           Effective Date
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
  Software Maintenance for                  TBD            On the third and each subsequent
  subsequent years to be                                   anniversary of the Effective Date
  negotiated in good faith                                 subject to request by LICENSEE.
  between the parties
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

PART E

---------------------------------------------------------------------------------------------------
           SUPPORT FEES                    PRICE           PAYMENT DUE DATE
---------------------------------------------------------------------------------------------------
  ARM CORE
---------------------------------------------------------------------------------------------------
  In respect of twenty (20)               US$***           On the Effective Date
  person days' support per annum
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
  In respect of twenty (20)               US$***           On the first anniversary of the
  person days' support per annum                           Effective Date
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
  Support for subsequent years to be        TBD            On the second and each subsequent
  negotiated in good faith between                         anniversary of the Effective Date
  the parties                                              subject to request by LICENSEE.
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
           SUPPORT FEES                    PRICE           PAYMENT DUE DATE
---------------------------------------------------------------------------------------------------
  ETM9 MACROCELL
---------------------------------------------------------------------------------------------------
  In respect of four (4) person           US$***           On the Effective Date
  days' support per annum
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
  In respect of four (4) person           US$***           On the first anniversary of the
  days' support per annum                                  Effective Date
---------------------------------------------------------------------------------------------------

The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***"

23rd April 2001                   CONFIDENTIAL                    LEX-TLA-1951-G

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
  Support for subsequent years to be      TBD              On the second and each subsequent
  negotiated in good faith between                         anniversary of the Effective Date
  the parties                                              subject to request by LICENSEE.
---------------------------------------------------------------------------------------------------

PART F

---------------------------------------------------------------------------------------------------
  MODEL OPTION MAINTENANCE FEE           PRICE US$         PAYMENT DUE DATE
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
 Model Option Maintenance Fee for         US$***           Upon delivery of the Option Model
        first (1st) year
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
 Model Option Maintenance Fee for         US$***           On first  anniversary  of delivery of
        second (2nd) year                                  the Option Model
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***"

23rd April 2001                   CONFIDENTIAL                    LEX-TLA-1951-G

                                   SCHEDULE 9

                             PROMOTIONAL OBLIGATIONS


1.     ***

2.     ***


3.     ***

4. ARM and LICENSEE will each appoint and notify the other party of a marketing contact and a technical contact within each organization.

5. ARM and LICENSEE will use reasonable efforts to generate sales materials targeted at application areas mutually agreed by the parties.

6. Nothing in this Schedule 9 or this Agreement shall prevent or delay LICENSEE from making public announcements concerning any products, design wins or events that do not mention the use of ARM technology; provided that LICENSEE meets its obligations set forth in this Schedule 9.

The confidential portions of this agreement omitted pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission and are indicated by the symbol "***"